SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [ ]
                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [6]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [ ]
                              Amendment No. 8 [ X ]
                       -----------------------------------

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                                Associate Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  --------------------------------------------

  It is proposed that this filing will become effective (check appropriate box)

            [ ] immediately upon filing pursuant to paragraph (b)

            [ ] on February 28, 2000 pursuant to paragraph (b)

            [ ] 60 days after filing pursuant to paragraph (a)(1)

            [ ] on (date) pursuant to paragraph (a)(1)

            [X] 75 days after filing pursuant to paragraph (a)(2)

            [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                  If appropriate, check the following box:

            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              MEMBERS Mutual Funds



                                                                  February 2001


Cash Reserves Fund
Bond Fund
Balanced Fund
High Income Fund
Growth and Income Fund
Capital Appreciation Fund
Mid-Cap Stock Fund
Emerging Growth Fund
International Stock Fund



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares in these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

TABLE OF CONTENTS

The fund pages describe each portfolio (or "fund") of the MEMBERS Mutual Funds.


THE FUNDS
      Cash Reserves Fund                                         1
      Bond Fund                                                  3
      Balanced Fund                                              5
      High Income Fund                                           7
      Growth and Income Fund                                     9
      Capital Appreciation Fund                                 11
      Mid-Cap Stock Fund                                        13
      Emerging Growth Fund                                      15
      International Stock Fund                                  17
      Expenses                                                  19


This section explains how to open, maintain, or close an account with MEMBERS Mutual Funds.

YOUR ACCOUNT                                                    22
      Buying Shares                                             23
      Selling Shares                                            27
      General Policies                                          29
      Distributions and Taxes                                   30
      Additional Investor Services                              30

This section gives you some additional information about MEMBERS Mutual Funds.

PORTFOLIO MANAGEMENT                                            31

FINANCIAL HIGHLIGHTS                                            34

APPENDIX
      Investment Adviser Past Performance                       42
      Expenses After Waivers and Reimbursements                 44


Additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. You may get a copy of any of these reports at no cost by calling 1-800-877-6089.

Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.




                                 Effective Date

                               CASH RESERVES FUND


INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    require stability of principal

o are seeking a mutual fund for the cash portion of an asset allocation program

o    need to "park" your money temporarily

o    consider yourself a saver rather than an investor

                                       or

o    are investing emergency reserves

You may want to invest fewer of your assets in this fund if you:

o    want federal deposit insurance

o    are seeking an investment that is likely to outpace inflation

o are investing for retirement or other goals that are many years in the future

                                       or

o    are investing for growth or maximum current income


INVESTMENT OBJECTIVE
What is this fund's goal?

The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable value of $1.00 per share.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' (formerly CIMCO) portfolio managers.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. Also, there is a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.

An investment in the Cash Reserves Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Reserves Fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. It includes such securities issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may also:

o    Lend   securities  to  financial   institutions,   enter  into   repurchase
     agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis;

o Invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in foreign money market securities unless such securities are backed by a U.S. parent financial institution; and

o To the extent permitted by law and available in the market, invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial or consumer loans originated by credit unions.

The fund's current 7-day yield may be obtained by calling 1-800-877-6089.

                     MEMBERS CASH RESERVES FUND PERFORMANCE

How has the Cash Reserves Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Cash Reserves Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Cash Reserves Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Cash Reserves Fund compare to the money market?

The following table compares the performance of each class of shares of the Cash Reserves Fund with the performance of the 90-day U.S. Treasury Bill which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

90-day U.S. Treasury Bill     _____%         _____%


Class A and B Share  returns  are net of  applicable  Sales  Charges.

                                    BOND FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o    want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

                                       or

o    require absolute stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with most income funds, the Bond Fund is subject to interest rate risk, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.

In addition, the fund is subject to credit risk, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There are also prepayment/extension risks, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage backed security by increasing/decreasing mortgage prepayments, typically reducing the return.

To the extent that the fund invests in non-investment grade securities, the fund is also subject to above-average credit, market and other risks. Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?


To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The MEMBERS Capital Advisors' management team utilizes an approach that involves frequent trading of the securities in the portfolio. The fund may invest in the following instruments:


o Corporate debt securities: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

o U.S. Government debt securities: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

o Foreign government debt securities: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

o Other issuer debt securities: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.

To the extent permitted by law and available in the market, the fund may also invest in asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions.

                         MEMBERS BOND FUND PERFORMANCE (1)

How has the Bond Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Bond Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Bond Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


(1) MEMBERS Capital Advisors waived its management fee for the Bond Fund from June 1, 1998 through October 31, 1998. If the management fee were deducted, returns would have been lower in 1998.



How does the performance of the Bond Fund compare to the bond market?

The following table compares the performance of each class of shares of the Bond Fund with the performance of the Lehman Brothers Intermediate Government Corporate Bond Index which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

Lehman Index                  _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

                                  BALANCED FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are looking for a more conservative option to a growth-oriented fund

o    want a well-diversified and relatively stable investment allocation

o    need a core investment

o seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income)

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

o want your return to be either ordinary income or capital gains, but not both

                                       or

o    require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

The risks of this fund are similar to the risks described for the Bond, Cash Reserves, Growth and Income and Capital Appreciation Funds because it invests in the same types of securities. As with any fund that invests in stocks and bonds, the fund is subject to market and interest rate risks, the risks that the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Loss of money is a risk of investing in this fund.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to

o    non-investment grade securities

o    foreign securities

o    mortgage-backed securities

These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained in the other fund pages, specifically the International Stock Fund page, and the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                        MEMBERS BALANCED FUND PERFORMANCE

How has the Balanced Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Balanced Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Balanced Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Balanced Fund compare to the balanced market?

The following table compares the performance of each class of shares of the Balanced Fund with the performance of several market indexes which are measures of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

Blended Index*                _____%         _____%

Lehman Index                  _____%         _____%

S&P 500                       _____%         _____%

90-day U.S.
   Treasury Bill              _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).

                                HIGH INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking a regular stream of income

o are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility

o    want to diversify your investments

o are seeking a mutual fund for the income portion of an asset allocation program

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    desire relative stability of your principal

                                       or

o    are investing for maximum return over a long time horizon


INVESTMENT OBJECTIVE
What is this fund's goal?

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' port-folio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

Massachusetts   Financial  Services  Company  ("MFS")  is  the  only  subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

This fund is subject to above-average interest rate and credit risks, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.

Issuers of non-investment grade securities (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund may also invest in mortgage-backed securities that are subject to prepayment/extension risks described in the Bond Fund Principal Risks.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

Up to 25% of its assets may be invested in the securities of issuers in any one industry.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

                      MEMBERS HIGH INCOME FUND PERFORMANCE

How has the High Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the High Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the High Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the High Income Fund compare to the high yield market?

The following table compares the performance of each class of shares of the High Income Fund with the performance of the Lehman Brothers High Yield Index which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

Lehman Index                  _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

                             GROWTH AND INCOME FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are looking for a stock fund that has both growth and income components

o    are looking for a more conservative option to a growth-oriented fund

o    need a core investment

o seek above-average long-term total return through a combination of capital gains and ordinary income

                                       or

o    are retired or nearing retirement

You may want to invest fewer of your assets in this fund if you:

o    are investing for maximum return over a long time horizon

o desire your return to be either ordinary income or capital gains, but not both

                                       or

o    require a high degree of stability of your principal


INVESTMENT OBJECTIVE
What is this fund's goal?

The Growth and Income Fund seeks long-term capital growth, with income as a secondary consideration.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors portfolio managers.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in stocks and also seeks income, this fund is subject to market and interest rate risks, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. Some of the funds investments may rise and/or fall based upon investor perception and attitude rather than economic valuations.

Loss of money is a risk of investing in this fund.

The fund primarily invests in "value" orientated stocks which may help limit downside risk to portfolio returns. However these "value" stocks are subject to the risk that their intrinsic values may never be realized by the market.

To the extent that it invests in certain securities, the fund may be affected by additional risks relating to foreign securities. The principal risks of foreign securities are described in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market.

The fund will typically invest in securities representing every sector of the S&P 500 in about (+/-50%) the same weightings as such sector has in the S&P 500. For example, if technology companies represent 10% of the S&P 500, the fund will typically have between 5% and 15% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                   MEMBERS GROWTH AND INCOME FUND PERFORMANCE

How has the Growth and Income Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Growth and Income Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Growth and Income Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Growth and Income Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Growth and Income Fund with the performance of the S&P 500 which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

S&P 500                       _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

                            CAPITAL APPRECIATION FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o    want to diversify your investments

o    are seeking a fund for the growth portion of an asset allocation program

                                       or

o are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are seeking income rather than capital gains

                                       or

o    are uncomfortable with an investment whose value may vary substantially


INVESTMENT OBJECTIVE
What is this fund's goal?

The Capital Appreciation Fund seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may move up and down due to factors (such as investors' perception or sentiment about equity markets or segments of equity markets) that have nothing to do with the issuer. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Fund.

To the extent the fund invests in smaller and midsize companies it takes on greater risks than investments in larger, more established companies. Smaller and midsize companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their securities, as compared to larger companies. To the extent the fund invests in foreign securities, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is contained in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "value" approach which is further described on page 9, the Growth and Income Fund page. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund will typically invest in securities representing every sector of the S&P 400 in about (+/-100%) the same weightings as such sector has in the S&P
400. For example, if technology companies represent 10% of the S&P 400, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

                  MEMBERS CAPITAL APPRECIATION FUND PERFORMANCE

How has the Capital Appreciation Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Capital Appreciation Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Capital Appreciation Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Capital Appreciation Fund compare to the capital appreciation market?

The following table compares the performance of each class of shares of the Capital Appreciation Fund with the performance of the S&P 400 and S&P 1500 which are measures of the performance of the relevant market. The S&P 1500 index is a new benchmark for the Fund. We intend to include the S&P 1500, and not the S&P 400, going forward because the Adviser believes the S&P 1500 more accurately reflects the securities held in the fund portfolio of investments.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

S&P 400                       _____%         _____%

S&P 1500                      _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

                               MID-CAP STOCK FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o    have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o    want to diversify your investments

o    are seeking a fund for the growth portion of an asset allocation program

o are seeking exposure to smaller companies as part of an asset allocation program

                                       or

o are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are seeking an investment based on income rather than capital gain

                                       or

o    are uncomfortable with an investment whose value may vary substantially.


INVESTMENT OBJECTIVE
What is this fund's goal?

The Mid-Cap Stock Fund seeks long-term capital appreciation by investing in midsize and small companies.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

Wellington management Company, llp ("Wellington") is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the funds.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.

Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Growth and Income Stock Fund. Securities issued by smaller companies may be less liquid than securities issued by larger, more established companies. In addition, a "value" approach to investing includes the risks that: 1. the securities markets will not recognize the value of a security for an unexpectedly long period of time; and 2. a stock that is believed to be undervalued actually is appropriately priced or over-priced due to unanticipated problems associated with the issuer or industry.

To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and varying political situations. The principal risks of foreign securities are described in the International Stock Fund page and in the SAI.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond the $10 billion upper limit and such position may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes more smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies. They often use profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The fund typically invests in securities representing every sector of the S&P 400 Midcap Index in about (+/-100%) the same weightings as such sector has in the S&P 400 Midcap Index. For example, if technology companies represent 10% of the S&P 400 Midcap Index, the fund will typically have between 0% and 20% of its assets invested in securities issued by technology companies.

The fund may also invest in warrants, preferred stocks and convertible debt securities, and may invest up to 25% of its assets in foreign securities.

The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its value or other stocks appear more attractively priced relative to their values.

Note: The Mid-Cap Stock Fund does not have a calendar year of investment performance, so there is not a bar chart showing the fund returns from year to year. Once the fund has at least one calendar year of performance it will be shown along with the performance of the S&P 400 Midcap Index and the Russell Midcap Index, which we use to measure the performance of the relevant market.

                              EMERGING GROWTH FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you

o    have a longer investment time horizon

o are willing to accept higher on-going short-term risk for the potential of higher long-term returns

o    want to diversify your investments

o    are seeking a fund for the growth portion of an asset allocation program

o    are seeking exposure to smaller companies

                                       or

o are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are seeking an investment based on income rather than capital gain

                      or

o    are uncomfortable with an investment whose value may vary substantially.


INVESTMENT OBJECTIVE
What is this fund's goal?

The Emerging Growth Fund seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

Massachusetts   Financial  Services  Company  ("MFS")  is  the  only  subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of a security may increase or decrease due to factors that have nothing to do with the issuer. Loss of money is a very significant risk of investing in this fund. Due to its focus on securities of small capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of smaller capitalization companies experience greater price volatility than securities of larger capitalization companies because growth prospects for smaller companies are less certain and the market for such securities is smaller. Securities of smaller capitalization companies are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell liquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value.

Many emerging growth companies do not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of the principal risks associated with foreign securities is contained in the International Stock Fund page.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

The Emerging Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. The fund seeks securities of emerging growth companies, which are companies that are either:

o relatively small or early in their life cycle, but have the potential to become much larger enterprises, or

o major enterprises whose rates of earnings growth are anticipated to accelerate because of changes such as new management, new products, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company.

Emerging growth companies that the fund seeks may be of any size if they have products, proprietary technologies, management, or market opportunities that can support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Nonetheless, most such companies are small and have securities with smaller market capitalizations.

The subadviser generally follows a qualitative analysis (fundamental analysis of the business prospects of each company) process in selecting securities for the fund. The fund typically sells a security when: (1) the fundamental analysis of the issuer no longer suggests that the issuer will meet the earnings growth expectations that led to its purchase, (2) the price exceeds its intrinsic value, or (3) other securities appear more attractively priced relative to their intrinsic values.


The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities.

                    MEMBERS EMERGING GROWTH FUND PERFORMANCE


How has the Emerging Growth Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the Emerging Growth Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the Emerging Growth Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the Emerging Growth Fund compare to the growth and income market?

The following table compares the performance of each class of shares of the Emerging Growth Fund with the performance of the S&P 500 and Russell 2000 which are measures of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%

Class B Shares                _____%         _____%

S&P 500                       _____%         _____%

Russell 2000                  _____%         _____%

Class A and B Share returns are net of applicable Sales Charges.

                            INTERNATIONAL STOCK FUND

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    are seeking to diversify your domestic investments

o are seeking access to markets that can be less accessible to individual investors in the U.S.

o    are willing to accept high risk to achieve higher long-term growth

o    are seeking funds for the growth portion of an asset allocation program

                                       or

o    are investing for goals that are many years in the future

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o    are uncomfortable with an investment whose value may vary substantially

o    are seeking income rather than capital gains

                                       or

o want to limit your exposure to foreign markets or currencies or income from foreign sources


INVESTMENT OBJECTIVE
What is this fund's goal?

The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?


The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus.

Lazard Asset Management is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.



PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in foreign securities involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

o    Fluctuations in currency exchange rates.

o    Higher  trading  and  custody  charges   compared  to  securities  of  U.S.
     companies.

o Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

o Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S.

o    Potential political instability.

o Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national products, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.

The risks of international investing are higher in emerging markets such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in smaller companies involves a higher level of risk compared to larger, more established companies. Some small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund invests in smaller capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance.


PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs"- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.


Approximately   two-thirds  (66.67%)  of  the  fund's  assets  are  invested  in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those generally representative of the securities comprising the Morgan Stanley Capital International, Europe, Australia, and Far East ("EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in 30 to 45 such stocks which it believes have above average potential for capital appreciation. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Currently, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.

                  MEMBERS INTERNATIONAL STOCK FUND PERFORMANCE

How has the International Stock Fund performed?

The following bar chart provides an illustration of the performance of the Class A Shares of the International Stock Fund. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.


[GRAPHIC: bar chart showing the following total returns:  ]

              Best Calendar Quarter:         _____        _____%
              Worst Calendar Quarter:        _____        _____%


Please remember that past performance is no guarantee of the results the International Stock Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.


How does the performance of the International Stock Fund compare to the international market?

The following table compares the performance of each class of shares of the International Stock Fund with the performance of the MSCI EAFE Index which is one measure of the performance of the relevant market.


                          Average Annual Total Returns
                            (As of December 31, 2000)

                               Since
                             Inception       1 Year

Class A Shares                _____%         _____%
Class B Shares                _____%         _____%
MSCIEAFE                      _____%         _____%


Class A and B Share returns are net of applicable Sales Charges.

EXPENSES

Fund investors pay various expenses, which are described in the tables below. Shareholder transaction expenses are paid from your account on a transaction by transaction basis and are not reflected in the fund's share price. Annual fund operating expenses are paid out of fund assets and are reflected in the share price. Actual expenses may be greater or less than those shown.

                        Shareholder Transaction Expenses

                                                                                     Growth   Capital  Mid-   Emerg-
                                            CLASS    Cash            Bal-    High      and    Appre-   Cap     ing    Int'l
                                                   Reserves  Bond    anced  Income   Income  ciation  Stock  Growth   Stock

Maximum sales charge (Load) on purchases      A      5.3%    4.3%    5.3%    4.3%     5.3%    5.3%    5.3%    5.3%    5.3%
(as a % of offering price)                    B     ---------------------------- None -------------------------------------

Maximum deferred sales charge (Load)          A     ---------------------------- None (1)----------------------------------
                                              B      4.5%    4.5%    4.5%    4.5%     4.5%    4.5%    4.5%    4.5%    4.5%

(1) Except for investments of $1,000,000 or more. (See "Sales Charges.")

                                Annual Fund Operating Expenses (as a percentage of average net assets)

                                                                CLASS A
                                                    Service                                      Expense             Net
  FUNDS               Management          12b-1       Fee          Other        Total         Reimbursement       Expenses

 Cash Reserves            .40%            None       None          2.23%        2.63%             2.08%             0.55%
 Bond                     .50%            None       .25%          1.27%        2.02%             1.12%             0.90%
 Balanced                 .65%            None       .25%          0.57%        1.47%             0.37%             1.10%
 High Income              .55%            None       .25%          1.17%        1.97%             0.97%             1.00%
 Growth & Income          .55%            None       .25%          0.45%        1.25%             0.25%             1.00%
 Capital Appreciation     .75%            None       .25%          0.71%        1.71%             0.51%             1.20%
 Mid-Cap Stock            .95%            None       .25%                                                           1.40%
 Emerging Growth          .75%            None       .25%          0.81%        1.81%             0.61%             1.20%
 International Stock     1.05%            None       .25%          0.88%        2.18%             0.58%             1.60%


                                                                CLASS B
                                                    Service                                      Expense             Net
  FUNDS               Management          12b-1      Fee          Other         Total         Reimbursement       Expenses

 Cash Reserves            .40%            .75%       None          2.23%        3.38%             2.08%             1.30%
 Bond                     .50%            .75%       .25%          1.27%        2.77%             1.12%             1.65%
 Balanced                 .65%            .75%       .25%          0.57%        2.22%             0.37%             1.85%
 High Income              .55%            .75%       .25%          1.17%        2.72%             0.97%             1.75%
 Growth & Income          .55%            .75%       .25%          0.45%        2.00%             0.25%             1.75%
 Capital Appreciation     .75%            .75%       .25%          0.71%        2.46%             0.51%             1.95%
 Mid-Cap Stock            .95%            .75%       .25%                                                           2.15%
 Emerging Growth          .75%            .75%       .25%          0.81%        2.56%             0.61%             1.95%
 International Stock     1.05%            .75%       .25%          0.88%        2.93%             0.58%             2.35%

The management fee is the amount paid to the investment adviser for managing each fund's portfolio and assisting in other aspects of its operations. The service fee is paid to the fund's distributor for account service and maintenance. Distribution or "12b-1" Fees (Class B only) are the fees each fund pays CUNA Brokerage Services, Inc. (CUNA Brokerage). This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers. These fees are paid out of the fund on an ongoing basis. Over time these fees will increase the cost of investment and may make the Class B charges more than the Class A charges. For this reason, and others we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Additionally, Class B Shares automatically convert to Class A Shares after seven years, thus reducing annual expenses in subsequent years. (Class B Shares purchased by reinvesting Class B Dividends convert to Class A Shares proportionally.)

The funds' investment adviser, MEMBERS Capital Advisors, Inc., has placed a "cap" on the funds' expenses by contractually agreeing to reimburse each fund's expenses, other than its management, 12b-1, and service fees, that exceed a certain amount excluding taxes, interest, and other extraordinary items. Any reimbursements made by MEMBERS Capital Advisors to a fund are subject to repayment by the fund within the subsequent 3 years, to the extent that the fund can make the repayment while remaining within its expense cap.


Examples

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.


The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%. Expense tables including the expense waivers and reimbursements described above can be found on page 44.


Assuming gross expenses (without expense waivers and reimbursements) and that you redeemed your entire investment at the end of each period:


                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10


Cash Reserves                   782       1304        1851        3337         791       1389        1960        3419
Bond                            626       1036        1471        2677         730       1209        1664        2836
Balanced                        672        970        1290        2194         675       1044        1390        2276
High Income                     621       1022        1447        2627         725       1194        1640        2787
Growth and Income               651        906        1180        1961         653        977        1278        2043
Mid-Cap Stock
Capital Appreciation            695       1040        1409        2442         699       1117        1511        2525
Emerging Growth                 704       1069        1458        2544         709       1146        1560        2626
International Stock             739       1176        1638        2910         746       1257        1743        2993


Assuming gross expenses (without expense waivers and reimbursements) and that you did not redeem your entire investment at the end of each period:

                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10

Cash Reserves                   782       1304        1851        3337         341       1039        1760        3419
Bond                            626       1036        1471        2677         280        859        1464        2836
Balanced                        672        970        1290        2194         225        694        1190        2276
High Income                     621       1022        1447        2627         275        844        1440        2787
Growth and Income               651        906        1180        1961         203        627        1078        2043
Capital Appreciation            695       1040        1409        2442         249        767        1311        2525
Mid-Cap Stock
Emerging Growth                 704       1069        1458        2544         259        796        1360        2626
International Stock             739       1176        1638        2910         296        907        1543        2993



These examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above.

RISK COMPARISON

The risk/return curve below demonstrates that, in general for diversified portfolios of securities of the various types, as short-term risk increases the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a fund's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

[GRAPHIC: funds and other types of investments placed on a curve; x-axis labeled "Long Term Potential for Gains"; y-axis labeled "Short Term Risk (Volatility of Returns)." A footnote indicates that "'Junk' bonds, including those of the type in which the High Income Fund will invest, are relatively new types of investments. Over time, these investments may prove to have higher short term risk than is indicated above."]

This curve is not intended to indicate future volatility or performance. It is merely intended to demonstrate the relationship between the on-going short-term risk and the long-term potential for gain of each of the MEMBERS Mutual Funds relative to the other funds and other types of investments.

Although each fund expects to pursue its investment objective using its primary investment strategies regardless of market conditions, each fund may invest up to 100% of its assets in money market securities as a defensive tactic in abnormal market conditions.

YOUR ACCOUNT

The following pages describe how to open or add to an account and how to purchase or sell shares. However, a large part of this information will not be relevant to you if you have a brokerage account. If you have such an account, simply contact your brokerage representative whenever you wish to buy, sell or transfer shares for your account. Regardless of the type of account, however, the first step to investing with MEMBERS Mutual Funds is to carefully read this entire prospectus.

Two classes of shares are currently available, Class A and Class B. Other share classes may be available through other distribution channels. Each Class has its own cost structure which allows you to choose the one that best meets your needs. For a description of the changes that are imposed on each class, please see the expense table earlier in this prospectus. The following pages describe the differences between the two classes of shares and tell you how you can get started investing with MEMBERS Mutual Funds.

Opening or Adding to an Account (applicable to all shareholders)

1.   Carefully read this prospectus.

2. Determine how much you want to invest. Regardless of which class of shares you choose, your initial investment in MEMBERS Mutual Funds must meet certain minimum investment amounts.

The minimum investments are as follows:

Type of Account                        Initial Minimum        Subsequent Minimum

Non-retirement account                     $1,000                    $150
                                       ($250 per fund)          ($50 per fund)
Retirement account                          $500                     $150
                                       ($250 per fund)          ($50 per fund)


Systematic investment programs(1)

Twice Monthly(24 per year)                   $50                      $50
                                       ($50 per fund)           ($50 per fund)
Monthly                                      $50                      $50
                                       ($50 per fund)           ($50 per fund)
Bimonthly (every other month)               $100                     $100
                                       ($50 per fund)           ($50 per fund)
Quarterly                                   $150                     $150
                                       ($50 per fund)           ($50 per fund)

(1)Systematic investment programs may be conducted on a twice monthly, monthly, bimonthly or quarterly basis, however the total annual deposits, regardless of frequency, must be at least $600.

3.   Complete  the  appropriate  parts  of the  account  application,  carefully following the  instructions.  If you have  questions,  please  contact your
     financial    representative   or   contact   MEMBERS   Mutual   Funds,   at
     1-800-877-6089.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

Buying Shares (not applicable to shareholders who have a brokerage account) The following explains how to buy shares by check, wire, or phone.

    OPENING AN ACCOUNT                           ADDING TO AN ACCOUNT
                                    BY CHECK
--------------------------------------------------------------------------------

Make out a check for the investment amount, Make out a check for the investment
payable to MEMBERS Mutual Funds.            amount, payable to MEMBERS Mutual
                                            Funds.
--------------------------------------------------------------------------------
Deliver the check and your completed        Fill out the detachable investment
application to your financial               slip from an account statement.  If
representative, or mail them to:            no slip is available, include a note
                                            specifying the fund name, your share
 CUNA Brokerage Services, Inc.              class, your account number and the
 2000 Heritage Way                          name(s) in which the account is
 Waverly, IA 50677                          registered. Mail to:
 Attn: MEMBERS Mutual Funds


                                             MEMBERS Mutual Funds
                                             Post Office Box 8390
                                             Boston, MA 02266-8390

--------------------------------------------------------------------------------
                                     BY WIRE
--------------------------------------------------------------------------------
Deliver your completed application to your  Instruct your credit union or other
financial representative, or mail it to:    financial institution to wire the
                                            amount of your investment to
 CUNA Brokerage Services, Inc.               Boston Safe Deposit & Trust:
 2000 Heritage Way                           ABA# 011001234
 Waverly, IA 50677                           FOR:  MEMBERS Mutual Funds
 Attn: MEMBERS Mutual Funds                  A/C 143286
                                             FBO (Shareholder name and account
                                             number)
--------------------------------------------------------------------------------
Obtain your account number by calling your  Specify the fund name(s), your share
financial representative or MEMBERS         class(es), your account number(s),
Mutual Funds at 1-800-877-6089.             the name(s) in which the account(s)
                                            is (are) registered, and the
                                            amount(s) of your investment in each
                                            fund.
--------------------------------------------------------------------------------
Instruct your credit union or other
financial institution to wire the amount of
your investment to Boston Safe Deposit &
Trust
ABA# 011001234
FOR:  MEMBERS Mutual Funds
A/C 143286
FBO (Shareholder name and account number)
--------------------------------------------------------------------------------
                                    BY PHONE
          24 hours a day using your touch-tone phone, call 1-800-877-6089
--------------------------------------------------------------------------------
Not currently available.                    Verify that your credit union or
                                            other financial institution is a
                                            member of the Automated Clearing
                                            House (ACH) system.
--------------------------------------------------------------------------------
                                            You are automatically eligible to
                                            purchase shares by phone, upon
                                            set-up of ACH electronic funds
                                            transfer, unless you indicate
                                            otherwise in the account options
                                            section of your application.
--------------------------------------------------------------------------------
                                            Call MEMBERS Mutual Funds at
                                            1-800-877-6089 to verify that these
                                            features are in place on your
                                            account.
--------------------------------------------------------------------------------
                                            Tell the MEMBERS Mutual Funds
                                            representative the fund name(s),
                                            your share class(es), your account
                                            number(s), the name(s) in which the
                                            account(s) is (are) registered, and
                                            the amount(s) of your investment in
                                            each fund.
--------------------------------------------------------------------------------
Purchase orders accepted by the fund after 3:00 p.m. central time will be processed using the next day's net asset value.

Sales Charges

The following explains how sales charges are calculated.

Class A Sales Charges



                                            Cash Reserves Fund
                                               Balanced Fund
                                          Growth and Income Fund
                                         Capital Appreciation Fund
                                            Mid-Cap Stock Fund
                                           Emerging Growth Fund                                 Bond Fund
      Purchase Payment                   International Stock Fund                           High Income Fund


                                     As a % of             As a % of Net            As a % of             As a % of Net
                                 Purchase Payment         Amount Invested       Purchase Payment         Amount Invested
        Under $50,000                  5.3%                    5.6%                   4.3%                    4.5%
     $50,000 to $99,999                4.3%                    4.5%                   3.8%                    4.0%
    $100,000 to $249,999               3.3%                    3.4%                   3.3%                    3.4%
    $250,000 to $499,999               2.3%                    2.4%                   2.3%                    2.4%
    $500,000 to $999,999               1.9%                    2.0%                   1.9%                    2.0%
   $1,000,000 and over(1)              None                    None                   None                    None

   (1) There is a contingent deferred sales charge (CDSC) assessed on purchases of Class A Shares of over $1,000,000. The CDSC will be calculated as described below for Class B Shares, except at a rate of 1% in the first year and 0.5% in the second year following the purchase.

Class B Sales Charges


Class B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within five years of buying them. We will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor. Class B Shares automatically convert to Class A Shares, based on relative net asset value, at the end of the seventh year after purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:


  Years After Purchase           1       2       3       4       5      6
  CDSC                         4.5%    4.0%    3.5%    3.0%    2.0%   None

For purposes of computing this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

To minimize your CDSC, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. Specifically, we will sell shares that represent share price increases (if any) first, then dividends, then the oldest-aged shares.

For example, assume that you purchased 100 shares of a fund on January 1, Year 1 for $10 per share, another 100 shares on January 1, Year 2 for $15 per share, and another 100 shares on January 1, Year 3 for $20 per share. Also assume that dividends of $1.50 and $2.00 per share were paid on December 31, Year 1 and Year 2, respectively, and reinvested. Your account can be summarized as:

                                                          Price Per       Shares         Total         Account
         Date                       Action                  Share        Purchased      Shares          Value
  January 1, Year 1        Purchased shares                  $10            100           100          $1,000
  December 31, Year 1      Reinvested dividends              $15             10           110          $1,650
  January 1, Year 2        Purchased shares                  $15            100           210          $3,150
  December 31, Year 2      Reinvested dividends              $20             21           231          $4,620
  January 1, Year 3        Purchased shares                  $20            100           331          $6,620

Assume further that you sell 200 shares in Year 3 and that the share price as of the end of the day you sell your shares is $20. The $6,620 in your account can be broken down into share price increases of $1,500 (100 shares appreciated from $10 to $20 per share; 100 shares appreciated from $15 to $20 per share; and 100 shares have not appreciated), dividends of $620 ($200, $150 on 12/31 in Year 1 plus $50 in share price increases; and $420 on 12/31 in Year 2), and purchase payments of $4,500 ($1,000 in Year 1, $1,500 in Year 2, and $2,000 in Year 3).
You would incur the following CDSC charges:

  Type of Shares Sold (in order)                Amount       CDSC(%)    CDSC($)
  Share price increases of purchased shares     $1,500        None        None
  Dividends (including share price increases)   $  620        None        None
  Aged Shares (oldest sold first):
     Purchased January 1, Year 1                $1,000        3.5%(1)     $35.00
     Purchased January 1, Year 2                $  880(2)     4.0%(1)     $35.20
  Total                                         $4,000       1.75%(3)     $70.20

(1)  As a percentage of original purchase payment.
(2) $620 of the original $1,500 purchase payment would remain available for redemption.
(3)  As a percentage of the amount redeemed.


Certain withdrawals made through a Systematic Withdrawal Program are not subject to a CDSC. See Additional Investor Services - Systematic Withdrawal Program on page 31.


Other Expenses

Service Fees. Each fund, other than the Cash Reserves Fund, pays its principal underwriter, CUNA Brokerage Services, Inc. (CUNA Brokerage), a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by CUNA Brokerage to cover its costs of servicing shareholder accounts or to compensate other dealers who sell shares of the funds pursuant to agreements with CUNA Brokerage for their costs of servicing shareholder accounts. CUNA Brokerage may retain any portion of the service fee for which there is no dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution or "12b-1" Fees (Class B only). Each fund pays CUNA Brokerage a fee equal to 0.75% of the average daily net assets attributable to Class B Shares of that fund. This fee may be used by CUNA Brokerage to cover its distribution-related expenses (including commissions paid to dealers) or distribution-related expenses of dealers.

Sales Charge Reductions and Waivers

Class A Shares may be offered without front-end sales charges to various individuals and institutions, including:

o Trustees/directors, officers and employees of the CUNA Mutual Group or any of its affiliated companies (each, a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in the CUNA Mutual Group employee's household, and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

o    Registered representatives of CUNA Brokerage.

o    Financial  representatives  utilizing  fund  shares  in  fee-based  managed
     accounts   under   agreement  with  the  MEMBERS  Mutual  Funds  (wrap  fee
     investors).

o Certain credit union system-affiliated institutional investors and other non-profit organizations as described in section 501(c)(3) of the internal revenue code.

o Certain defined benefit or defined contribution pension plans, including 401(k) plans, with over $250,000 of assets.

There are several ways shareholders (including certain qualified pension plans) can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.

o Rights of Combination, you may combine certain Class A Shares, such as those held in multiple accounts or those owned by members of your immediate family, for purposes of calculating the sales charge. See the SAI for information on rights of combination.

o Rights of Accumulation, you may add the value of any Class A Shares you already own to the amount of your next purchase of Class A Shares for purposes of calculating the sales charge.


o Letter of Intention, you may purchase Class A Shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased by the reinvestment of dividends or other gains reinvested from one of the MEMBERS Mutual Funds or shares exchanged from one MEMBERS fund to another.

o Shares purchased and paid for from the proceeds of shares of a mutual fund (other than one of the MEMBERS Mutual Funds) on which an initial sales charge or contingent deferred sales charge was paid, subject to the following conditions:

     1.   You must request this waiver when you place your purchase order; and

     2. You must have redeemed the shares of the other mutual fund within the past 60 days; and

     3. You must have purchased the shares of the other mutual fund in a lump sum purchase within the past 3 years; or

     4. You must have purchased the shares of the other mutual fund in a systematic investment program within the past 5 years.

CUNA Brokerage may require evidence of your qualification for these waivers.

Please refer to the SAI for a description of Class B Share waivers and additional Class A Share waivers.

Selling Shares (not applicable to shareholders who have a brokerage account)

The following explains how to sell your shares by letter, phone or exchange. You may sell shares at any time. Upon request, your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent. Your order will be processed promptly.

     BY LETTER (available for accounts of any type and sales of any amount)

Write a letter of instruction indicating your account number(s), the fund name(s), your share class(es), the name(s) in which the account(s) is (are) registered and the dollar value or number of shares you wish to sell with respect to each fund.

-----------------------------------------------------------------------------------------------
   If you are:                       To make a written request to sell shares, you must include:
------------------------------------------------------------------------------------------------

An owner of an individual, joint,    -  Letter of instruction
sole proprietorship, UGMA/UTMA       -  On the letter, the signatures and titles of all persons
(custodial accounts for minors) or      authorized to sign for the account, exactly as the
a general partner account               account is registered
                                     -  Signature guarantee if applicable (see page 28)
-----------------------------------------------------------------------------------------------
An owner of a corporate or           -  Letter of instruction
association account                  -  Corporate resolution, certified within the past two
                                        years, specifying the individual(s) authorized to sell
                                        securities
                                     -  On the letter and the resolution, the signature of the
                                        person(s) authorized to sign for the account
                                     -  Signature guarantee if applicable (see page 28)
-----------------------------------------------------------------------------------------------
An owner or trustee of a trust       -  Letter of instruction containing the signature(s) of
                                        the trustee(s) account
                                     -  If the names of all trustees are not registered on the
                                        account, please also provide a copy of the trust
                                        document certified within the past six months,
                                        specifying the individual(s) authorized to sell
                                        securities
                                     -  Signature guarantee if applicable (see page 28)
-----------------------------------------------------------------------------------------------
A joint tenancy shareholder whose    -  Letter of instruction signed by the surviving tenant
co-tenant(s) are deceased            -  Certified copy of death certificate(s) of the deceased
                                        co-tenant(s)
                                     -  Signature guarantee if applicable (see page 28)
------------------------------------------------------------------------------------------------
An executor of a shareholder's       -  Letter of instruction signed by the executor
estate                               -  Copy of the order appointing the executor, certified
                                        within 60 days of receipt by MEMBERS Mutual Funds
                                     -  Signature guarantee if applicable (see page 28)
------------------------------------------------------------------------------------------------
An administrator, conservator,       -  Call MEMBERS Mutual Funds at 1-800-877-6089 for
guardian or other seller or the         instructions
owner of an account type not listed
above

Mail the materials to MEMBERS Mutual Funds using the address on page 32. A check will be mailed to the name(s) and address in which the account is registered.

In certain circumstances, you will need to make your request to sell shares in writing which may require additional documents with your request. In addition, you will need to obtain a "signature guarantee" if your address of record has changed within the past 30 days, you are selling more than $50,000 worth of shares, you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s), or for certain individual retirement account transactions (Call MEMBERS Mutual Funds at 1-800-877-6089). You can generally obtain a signature guarantee from a credit union or other financial institution, a broker or securities dealer, or a securities exchange or clearing agency. A notary public CANNOT provide a signature guarantee.

     BY PHONE (available for most accounts and sales of up to $50,000) For automated service 24 hours a day using your touch-tone phone, call 1-800-877-6089

If you want to be able to make redemptions by phone, you must either fill out the "Telephone Redemption" section of your new account application or complete additional forms to add it to an existing account. To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, call MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
To place your redemption order, call MEMBERS Mutual Funds between 8 a.m. and 4 p.m. Central Standard Time. Redemption requests may be placed on all business days (excluding market holidays). Checks will be mailed the next business day after the redemption request is effective.
--------------------------------------------------------------------------------
Amounts of $1,000 or more can be wired on the next business day, provided that you have preauthorized the wiring of funds and the needed information is on file with MEMBERS Mutual Funds.

The instructions for wiring funds must specify the fund name(s), your choice of share class(es), your account number(s), the name(s) in which the account(s) is
(are) registered, and the amount of your investment with respect to each fund. Your credit union or other financial institution may charge a fee to wire the funds.

If you are selling shares, you may request that the proceeds of the sale are wired to you, provided that you have preauthorized the wiring of funds and the necessary information is on file with MEMBERS Mutual Funds. Boston Safe Deposit & Trust will deduct a $10 fee from your account to send the wire; your credit union or other financial institution may charge an additional fee to accept the wired funds.
--------------------------------------------------------------------------------
Amounts of less than $1,000 may be sent by electronic funds transfer (EFT) or by check. Funds from EFT transactions are generally available by the second business day. Your credit union or other financial institution may charge a fee for this service.
--------------------------------------------------------------------------------
     BY EXCHANGE (available for accounts of any type and sales of any amount)
--------------------------------------------------------------------------------
Make sure that you have a current prospectus for the MEMBERS Mutual Funds, which can be obtained by calling your financial representative or MEMBERS Mutual Funds at 1-800-877-6089.
--------------------------------------------------------------------------------
Call your financial representative or MEMBERS Mutual Funds at 1-800-877-6089 to request an exchange.
--------------------------------------------------------------------------------

                                   BY INTERNET
--------------------------------------------------------------------------------
Please visit the MEMBERS Mutual Funds website at www.membersfunds.com and follow the directions.
--------------------------------------------------------------------------------


Redemption requests accepted by the fund after 3:00 p.m. central time will be processed using the next day's net asset value.

General Policies


o Limitation on Purchases. If you purchase shares by check and your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. We do not accept third-party checks, money orders, credit cards, credit card checks or cash to purchase shares. All purchase payments must be denominated in U.S. dollars and drawn on or from U.S. credit unions or other financial institutions. Additionally, we will not normally accept purchase orders of $250,000 or more for Class B Shares from a single investor.


o Valuation of Shares. The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3 p.m. central time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. central time will be processed using the next day's net asset value.

o Buy and Sell Prices. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSC. Purchase orders and redemption requests will be executed at the price next determine after the order or request is received in good order by MEMBERS Mutual Funds.

o Execution of Requests. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by MEMBERS Mutual Funds. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities law.

o Telephone Transactions. For your protection, telephone request may be recorded in order to verify their accuracy. In addition, MEMBERS Mutual Funds will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. MEMBERS Mutual Funds is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired (if pre-authorized) to a credit union or other financial institution account.


o Exchanges. Within an account, you may exchange shares of one fund for shares of the same class of any other fund, generally without paying any additional sales charge. (Certain exchanges will incur additional sales charges; see the SAI for more information on the exchange privilege). With the exception of the Cash Reserves Fund, only five exchanges are allowed per fund in a calendar year. If you establish a Systematic Exchange Program (see page 31) those exchanges are not included in this exchange limit policy. Class B Shares will continue to "age" from the date of purchase of the original fund and will retain the same CDSC rate as they had before the exchange.

o Householding. To save time, money and resources, MEMBERS Mutual Funds intends to send only one copy of its reports to a household regardless of the number of investors at the household or the number of accounts held. However, any investor can obtain additional reports upon request to MEMBERS Mutual Funds.


o Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase payment has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

o Account Statements. In general, you will receive account statements every quarter, as well as after every transaction (except for any systematic reinvestment or transaction) that affects your account balance and after any changes of name or address of the registered owner(s). Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

o Small Accounts (Non-retirement Only). We reserve the right, and currently intend, to close any account (excluding systematic investment program accounts) that has had a balance of less than $1,000 for 18 consecutive months. Your account will not be closed if its drop in value is due to fund performance or the effects of sales charges. We will mail you the proceeds if your account is closed.

o Market Timing. To protect the interests of other investors in the fund, a fund may refuse any exchange order and may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Distributions and Taxes

The funds generally distribute most or all of their net earnings in the form of dividends and capital gains.

                           Timing of Dividend Payments


            Fund                  Dividends Declared             Dividends Paid
        Cash Reserves                    Daily                       Monthly
            Bond                         Daily                       Monthly
          Balanced                      Monthly                      Monthly
         High Income                     Daily                       Monthly
      Growth and Income                Quarterly                    Quarterly
    Capital Appreciation               Annually                     Annually
        Mid-Cap Stock                  Annually                     Annually
       Emerging Growth                 Annually                     Annually
     International Stock               Annually                     Annually


Dividend Reinvestments. Many investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if, for any reason, the check is not deliverable, your dividends will be reinvested and no interest will be paid on amounts represented by the check.

Taxability of Distributions. Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Any time you sell or exchange shares, it may result in you owing taxes. You are responsible for any tax liabilities generated by your transactions. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. For more information on taxes generally, please refer to the SAI.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event to you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional Investor Services

Systematic Investment Program. You can set up regular investments from your paycheck or credit union or other financial institution account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate the program at any time. Investments must be made at least once each quarter and can be as little as $50 per transaction ($50 minimum per fund). (Please see the table on page 20.) Systematic investments may be transacted twice monthly, monthly, bimonthly or quarterly. To take advantage of the systematic investment program, simply complete the appropriate parts of your account application or work with your financial representative.

Systematic Withdrawal Program. If your account balance is at least $5,000, you can make systematic withdrawals from your account. You must fill out the relevant portion of your account application, and the payment schedule. All payees must be on the same payment schedule. To begin taking advantage of the systematic withdrawal program with an existing account, contact your financial representative or CUNA Brokerage. On B Share accounts no CDSC will be charged on systematic withdrawals that are limited annually to no more than 12% of your account's value.

Systematic Exchange Program. If your account balance is at least $5,000, you can exchange your shares for the same class of shares of other MEMBERS Mutual Funds under the systematic exchange program. You determine the frequency (no less than monthly), day of the month, and amount of your exchanges, and you can terminate the program at any time. Each systematic exchange must be at least $50 per fund. To take advantage of the systematic exchange program, simply complete the appropriate parts of your account application or work with your financial representative.


Retirement Plans. Shares of MEMBERS Mutual Funds can be used to fund a variety of retirement plans, including IRAs, SEPs, 401(k) plans, 403(b)(7) arrangements, SIMPLE plans and other pension and profit-sharing plans. Using these plans, you can open an account with either a minimum initial investment of $1,000 or by setting up a systematic investment program. To find out more, call your MEMBERS Mutual Funds representative at 1-800-877-6089.

PORTFOLIO MANAGEMENT

The investment adviser for MEMBERS Mutual Funds is MEMBERS Capital Advisors, Inc., (formerly CIMCO Inc.) 5910 Mineral Point Road, Madison, WI 53701-0391. MEMBERS Capital Advisors was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (CUNA Mutual Insurance Society, its "permanent affiliate" CUNA Mutual Life Insurance Company and their subsidiaries and affiliates). MEMBERS Capital Advisors has over $8 billion of assets under management. MEMBERS Capital Advisors employs a team approach in the management of all the funds. The Cash Reserves, Bond, Balanced, Growth and Income, and Capital Appreciation Funds are managed by teams of portfolio managers employed by MEMBERS Capital Advisors.


As payment for its services as the investment adviser for the MEMBERS Mutual Funds, MEMBERS Capital Advisors receives a management fee based upon the assets of each fund. The management fee paid to MEMBERS Capital Advisors is computed and accrued daily and paid monthly, at the following annual rates:

         Cash Reserves Fund                                   0.40%
         Bond Fund                                            0.50%
         Balanced Fund                                        0.65%
         High Income Fund                                     0.55%
         Growth and Income Fund                               0.55%
         Capital Appreciation Fund                            0.75%
         Mid-Cap Stock Fund                                   0.95%
         Emerging Growth Fund                                 0.75%
         International Stock Fund                             1.05%

MEMBERS Capital Advisors manages the assets of the High Income Fund, Mid-Cap Stock Fund, Emerging Growth Fund and International Stock Fund using a "manager of managers" approach under which MEMBERS Capital Advisors may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more "specialist" subadvisers. MEMBERS Capital Advisors selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MEMBERS Capital Advisors does not expect frequent changes in subadvisers.

MEMBERS Capital Advisors monitors the performance of each subadviser to the extent that it deems it appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the MEMBERS Mutual Funds board that a fund employ or terminate particular subadvisers. MEMBERS Mutual Funds and MEMBERS Capital Advisors received an order of the Commission that permits the MEMBERS Mutual Funds board to employ particular subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.

As of the date of this prospectus, Massachusetts Financial Services Company ("MFS") is the only subadviser managing the assets of the High Income Fund and the Emerging Growth Fund. MFS also serves as investment adviser to each of the funds in the MFS family of funds, America's oldest mutual fund organization. Net assets under the management of the MFS organization were about $_____ billion on behalf of over _____ million investor accounts as of December 31, 2000. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada.

As of the date of this prospectus, Wellington Management company, llp ("Wellington Management") is the only subadvisor managing the small-cap portion of the assets within Mid-Cap Stock Fund. Wellington Management is a limited liability partnership that traces its origins to 1928. Wellington Management provides investment services to investment companies employee benefit plans, endowments, foundations, and other institutions and had over $_____ billion in assets under management as of December 31, 2000.

Stephen T. O'Brien, CFA is the Portfolio Manager from Wellington Management primarily responsible for the Mid-Cap Stock Fund. Mr. O'Brien joined Wellington Management in 1983 and has over 28 years of investment experience.

As of the date of this prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard has over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York based division of Lazard Freres & Co. LLC (Lazard Freres) a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking brokerage and related services. Lazard Freres established Lazard as its investment management division and registered it with the Commission as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) Gmblt, based in Frankfurt, Lazard Japan Asset Management KK, based in Tokyo, Lazard Asset Management Egypt, based in Cairo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard Freres. Lazard also works closely with Lazard Freres Gestion-Banque, based in Paris, which is affiliated with Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide.

You can reach MEMBERS Mutual Funds by calling 1-800-877-6089 on weekdays between the hours of 8:00 a.m. and 4:00 p.m. (CST).

All shareholder inquiries and transaction    When using an overnight delivery
requests should be mailed to:                service, mail inquiries and
MEMBERS Mutual Funds                         requests to:
Post Office Box 8390                         Boston Financial Data Services
Boston, MA 02266-8390                        MEMBERS Mutual Funds
                                             66 Brooks Drive
                                             Braintree, MA 02184

Use of Certain Brokers


MEMBERS Capital Advisors may use brokerage firms that market the funds' shares or are affiliated with companies in the CUNA Mutual Group to execute portfolio trades for the funds, but only when MEMBERS Capital Advisors believes that no other firm offers a better combination of quality execution (i.e., timeliness and completeness), favorable price and value of research services.


Compensation of Brokers and their Representatives

The MEMBERS Mutual Funds pay compensation to CUNA Brokerage for selling the funds' shares. CUNA Brokerage passes along a portion of this compensation to your financial representative.


Compensation payments originate from two sources: from sales charges (front-end sales charges for Class A Shares and CDSCs for Class B Shares) and from 12b-1 fees (for Class B Shares) that are paid by you, the investor, out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The sales charges and 12b-1 fees paid by investors are detailed in the section "Your Account -Sale Charges" earlier in this prospectus. The portions of these expenses that are reallowed to CUNA Brokerage are shown in the table below. From time to time, MEMBERS Capital Advisors, at its discretion, may reallow the entire sales charge as part of a sales promotion program.


Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and interest expenses.

          Amount of                Type         Sales Charge       Maximum
          Purchase                  of             Paid by       Reallowance
           Payment                 Fund           Investors     or Commission

           CLASS A

        $0 to $49,999         Equity funds(1)       5.3%            5.0%
                              Income funds(2)       4.3%            4.0%

     $50,000 to $99,999       Equity funds(1)       4.3%            4.0%
                              Income funds(2)       3.8%            3.5%

    $100,000 to $249,999         All funds          3.3%            3.0%
    $250,000 to $499,999         All funds          2.3%            2.0%
    $500,000 to $999,999         All funds          1.9%            1.7%
    More than $1,000,000         All funds          1.0%(3)         0.8%(4)

           CLASS B

         All amounts             All funds          4.5%(5)         4.0%



(1)  Cash  Reserves  Fund,  Balanced  Fund,  Growth  and  Income  Fund,  Capital
     Appreciation   Fund,   Mid-Cap  Stock  Fund,   Emerging  Growth  Fund,  and
     International Stock Fund.
(2)  Bond Fund and High Income Fund.
(3)  Maximum CDSC on A Shares sold without payment of sales charges.
(4) The maximum reallowance or commission on A share purchases over $3,000,000 is 0.5%.
(5)  Maximum CDSC on B Shares.



FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The Mid-Cap Stock Fund does not have a calendar year of performance and therefore does not appear in the financial highlights. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which are available upon request.

Financial Highlights will be filed by post-effective amendment.

                                   APPENDIX A
                                     CHART 1


                       Investment Adviser Past Performance

The performance data set forth below relates to the historic performance of the similarly managed funds of the Ultra Series Fund ("USF") for the periods indicated. The USF are a series of variable insurance products funds that have investment objectives, policies, strategies and risks substantially similar to those of the MEMBERS Mutual Funds. They have been managed by members of MEMBERS Capital Advisors' portfolio management team who also manage the MEMBERS Mutual Funds. Similar performance data is also set forth below regarding the MFS(R) High Income Fund and MFS Emerging Growth Fund. The MFS(R) High Income and Emerging Growth funds are open-ended mutual funds that are managed by the same portfolio management team that provides subadvisory services for the MEMBERS High Income Fund and MEMBERS Emerging Growth Fund. The investment objectives, policies, strategies and risks are substantially similar between the MFS and MEMBERS Mutual Funds. The performance data is provided to illustrate the past performance of the investment teams in managing substantially similar investment portfolios and does not represent the performance of the MEMBERS Mutual Funds. Investors should not consider this performance data as an indication of future performance of the MEMBERS Mutual Funds.

The performance data was calculated after deducting all fees and charges actually incurred by the USF and MFS(R) Funds. During the periods shown, CUNA Mutual Life Insurance Company and its affiliates and MFS absorbed certain expenses for the funds. If the funds paid these expenses, the performance shown would have been less favorable.


                   Ultra Series Money Market Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
USF MONEY MARKET FUND          %                 %            %

90-DAY U.S. TREASURY BILL      %                 %            %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %


                       Ultra Series Bond Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
USF BOND FUND                  %                 %           %

LEHMAN BROS. INT. GOV./
   CORP. BOND INDEX            %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %


                     Ultra Series Balanced Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR

USF BALANCED FUND              %                 %           %

BLENDED INDEX*                 %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %

* The comparative index is a blend of the S&P 500 Index (45%), the Lehman Brothers Intermediate Government and Corporate Bond Index (40%) and 90-day U.S. Treasury Bills (15%).



                       MFS(R) High Income Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
MFS(R) HIGH INCOME
   FUND CLASS A                %                 %           %

LEHMAN BROTHERS
   HIGH YIELD INDEX            %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %


              Ultra Series Growth and Income Stock Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, )

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
USF GROWTH AND
   INCOME STOCK FUND           %                 %           %

S&P 500
   (LARGE CAP INDEX)           %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %


            Ultra Series Capital Appreciation Stock Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR(1) TEN-YEAR
USF CAPITAL APPRE-
   CIATION STOCK FUND          %                 %          N/A

S&P 400 (MID-CAP INDEX)        %                 %           %

S&P 1500 SUPER-COMPOSITE
   INDEX                       %                 %          N/A

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %

(1) The fund began operations on January 3, 1994. 1994 data is for the period from January 3 through December 31, 1994.


                Ultra Series Fund Mid-Cap Stock Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
USF MID-CAP STOCK              %                 %           %

S&P 400 MIDCAP INDEX           %                 %           %

RUSSELL MIDCAP INDEX           %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %


                     MFS(R) Emerging Growth Fund Performance

[GRAPHIC: bar chart showing the total returns for the past ten years as follows:]

                          AVERAGE ANNUAL TOTAL RETURNS
                            (As of December 31, 2000)

                            ONE-YEAR         FIVE-YEAR    TEN-YEAR
MFS(R) EMERGING GROWTH
   FUND CLASS A                %                 %          N/A

S&P 500 INDEX                  %                 %           %

RUSSELL 2000 INDEX             %                 %           %

                            BEST CALENDAR QUARTER:                    %
                            WORST CALENDAR QUARTER:                   %

                                     CHART 2

                    EXPENSES AFTER WAIVERS AND REIMBURSEMENTS

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The tables below show what expenses you would pay if you invested $10,000 in each fund over the various time periods indicated with the expenses charged after waivers and reimbursements. The examples assume you reinvested all dividends and that the average annual return for each fund was 5%.

Assuming operating expenses after expense waivers and reimbursements and that you redeemed your entire investment at the end of each period:


                                               Class A                                       Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10

Cash Reserves                   583        697         821        1183         582         762        913        1264
Bond                            518        705         907        1490         618         870       1097        1661
Balanced                        636        861        1104        1799         638         932       1201        1881
High Income                     528        735         959        1602         628         901       1149        1771
Growth and Income               627        832        1053        1690         628         901       1149        1771
Capital Appreciation            646        891        1155        1907         648        962        1252        1989
Mid-Cap Stock
Emerging Growth                 646        891        1155        1907         648        962        1252        1989
International Stock             684       1008        1355        2329         688       1083        1455        2412



Assuming operating expenses after expense waivers and reimbursements and that you did not redeem your entire investment at the end of each period:


                                               Class A                                        Class B
                              Year 1     Year 3      Year 5      Year 10     Year 1     Year 3      Year 5      Year 10

Cash Reserves                   583        697         821        1183         132        412         713        1264
Bond                            518        705         907        1490         168        520         897        1661
Balanced                        636        861        1104        1799         188        582        1001        1881
High Income                     528        735         959        1602         178        551         949        1771
Growth and Income               627        832        1053        1690         178        551         949        1771
Capital Appreciation            646        891        1155        1907         198        612        1052        1989
Mid-Cap Stock
Emerging Growth                 646        891        1155        1907         198        612        1052        1989
International Stock             684       1008        1355        2329         238        733        1255        2412

                         CUNA MUTUAL GROUP PRIVACY NOTE

Your privacy is our priority. This is our pledge to you and, as you will see by reading this statement of our privacy practices, we take our promise very seriously.

The companies of the CUNA Mutual Group are dedicated to support credit unions in meeting the financial needs of their members. We work closely with credit unions so that together we may provide you with competitive products and services such as insurance, annuities and mutual funds to meet your financial goals.

We also proudly serve individuals who purchase products from CUNA Mutual Life Insurance Company that do not have credit union relationships. We are equally dedicated to providing well-priced, high-quality insurance and investment products that contribute to your financial security.

This notice describes the privacy policy and practices followed by each of the affiliated companies of the CUNA Mutual Group; these companies include, but are not limited to, CUNA Mutual Insurance Society, which provides accident, health and life insurance; its permanent affiliate, CUNA Mutual Life Insurance Company, which provides life and long term care insurance and annuities; CUNA Brokerage Services, Inc., which is a registered broker dealer making available investments and mutual funds to our customers; MEMBERS Capital Advisors, Inc., formerly known as CIMCO Inc., our registered investment advisor; CUNA Mutual Mortgage Corporation, which provides mortgage loan origination, purchasing and servicing; CMG Mortgage Insurance Company, which provides private mortgage insurance; and CUNA Mutual Insurance Agency, Inc., which helps distribute insurance and annuity products to meet special needs of our customers.

Our privacy policy begins with this basic promise: We will demonstrate and maintain an unwavering commitment to protect the privacy of our customers. We will also align our practices to support the privacy policies credit unions adopt to protect their members. As the financial services market place becomes more competitive with large conglomerates offering a wide range of products and services, credit unions will need to work closely with strategic partners to serve their members' needs. These close working relationships will require exchanges of information to provide members loans or credit, savings accounts, life and accident insurance, mutual funds or other future products to meet financial needs.

The CUNA Mutual Group and your credit union are committed to protecting your privacy as together we provide you competitive products and services today and into the future. Likewise, in order to promote the financial security of all our customers, we will work closely with strategic partners to broaden our offerings of insurance and investment products, increasing the quality and quantity of products our representatives can make available to you.

Given these objectives, our privacy practices can be explained as follows:

o Your Medical Information is Confidential: CUNA Mutual's policy and practice is to keep your medical information confidential. Although it is sometimes necessary for us to collect medical information to issue you a product, we will not use or share it, internally or with credit unions or other third parties, for any purpose except to underwrite insurance; administer your policy, account or claim; as required by law; or as authorized by you.

o What "nonpublic personal information" do we collect? In order for CUNA Mutual to provide and administer insurance, annuity, mutual funds, or securities brokerage services, we collect personal information about you - some of which is "nonpublic." The nonpublic personal information we collect varies depending upon the product you purchase. We collect nonpublic personal information about you from the following sources:

   - Information we receive from you on applications or other forms (such as, name, address, age, social security number or tax I.D. number, name of beneficiary, etc.);

   - Information about your transactions with us, our affiliates, your credit union, or others (such as, the type of product you buy, the premium you pay, the shares you purchase, the method of your purchase, etc.);

   - Information we receive from a consumer reporting agency (when part of our insurance underwriting practices) or other third parties such as general consumer purchasing and census data.

We use this information to issue and administer competitive financial products and services and to develop marketing programs so you and your credit union may learn about products, services and economic trends that can affect your financial decisions. Our practices are designed to manage it carefully.

o What nonpublic personal information does CUNA Mutual disclose? CUNA Mutual is dedicated to strong partner relationships with credit unions to bring their members and our customers competitive financial products and services. We also structure these relationships to protect personal information. CUNA Mutual does not disclose or sell customer information to telemarketing companies. However, as permitted by law, we may disclose all of the information we collect as described above with the following:

   - The affiliates of the CUNA Mutual Group to provide financial products and services such as group or individual credit, life, health, accident or mortgage insurance, annuities, mutual funds or securities brokerage services;

   - Credit unions, credit union service organizations or other financial institutions with whom we have joint marketing agreements; and

   - Companies that perform marketing or other services on our behalf.

In  order  to  conduct  our  business,   we  also  disclose  nonpublic  personal
information to other non-affiliated third parties but only as necessary to administer products and services we provide or as required or permitted by law.

o We maintain strong confidentiality protections with credit unions and other strategic partners. CUNA Mutual may disclose all of the information we collect, as described above to credit unions, credit union service organizations and other financial institutions as permitted by law and subject to contractual confidentiality provisions which restrict the release and use of such information. These disclosures are made to make available competitive products and services to you and your credit union's membership. CUNA Mutual may enter into other strategic alliances with financial services companies in the future to improve our ability to offer competitive products and services to credit unions and their members as well as our non-credit union customers. Any future alliance which includes sharing personal information will follow the privacy practices described in this notice.

o Information Sharing Restrictions: Other than the disclosures referenced above, CUNA Mutual does not release your nonpublic personal information to unaffiliated third parties.

o Information About Former Customers: It is our practice to retire information obtained from a former customer and not use it for future marketing purposes. CUNA Mutual does not disclose personal information of former customers with unaffiliated third parties or affiliates of the CUNA Mutual Group unless required by law.

o How does CUNA Mutual protect the security of nonpublic personal information? CUNA Mutual maintains strong security controls to ensure that the nonpublic personal information in our files and computers is protected. We restrict access to nonpublic personal information about you to designated personnel who need to know that information to provide products or services to you or may be responsible to maintain information security practices. We also maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our goal is to provide you with the best financial products and services available. By partnering with credit unions, we believe we can deliver meaningful financial products, services and information to help achieve the financial goals of members. Our commitment is to protect your privacy in all situations and to work closely with credit unions in meeting member needs.

The following documents contain more information about the funds and are available free upon request:

Statement  of  Additional   Information  (SAI).  The  SAI  contains   additional
information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Annual and Semiannual Reports. The funds' annual and semiannual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting documents. You may request a free copy of the SAI and these reports, make shareholder inquiries or request further information about the funds either by contacting your broker or by contacting the funds at:


                              MEMBERS Mutual Funds
                              Post Office Box 8390
                              Boston, MA 02266-8390
                      Telephone: 1-800-877-6089 (Toll Free)


Public Information. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.


                                                             Investment Company
                                                             File No. 811-08261

                       STATEMENT OF ADDITIONAL INFORMATION



                              MEMBERS Mutual Funds
                                CUNA Mutual Group
                             5910 Mineral Point Road
                            Madison, Wisconsin 53705






This is not a prospectus. This statement of additional information should be read in conjunction with the prospectus for the MEMBERS Mutual Funds, which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, dated February 2000, call 1-800-877-6089 or write MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390.



















                                February 28, 2001

TABLE OF CONTENTS                                                          Page


GENERAL INFORMATION...........................................................3

INVESTMENT PRACTICES..........................................................3
         Lending Portfolio Securities.........................................3
         Restricted and Illiquid Securities...................................3
         Options on Securities and Securities Indices.........................4
         Futures Contracts and Options on Futures Contracts...................6
         Foreign Transactions.................................................9
         Certain Bond Fund Practices.........................................14
         Lower-Rated Corporate Debt Securities...............................14
         Other Debt Securities...............................................15
         Convertible Securities..............................................17
         Repurchase Agreements...............................................17
         Reverse Repurchase Agreements.......................................17
         Government Securities...............................................18
         Forward Commitment and When-Issued Securities.......................18
         Mortgage-Backed and Asset-Backed Securities.........................19
         Other Securities Related to Mortgages...............................19
         Real Estate Investment Trusts.......................................22
         Practices that are Authorized but not Presently Employed............22
         Types of Investment Risk............................................23
         Higher-Risk Securities and Practices................................24

INVESTMENT LIMITATIONS.......................................................29

TEMPORARY DEFENSIVE POSITIONS................................................30

PORTFOLIO TURNOVER...........................................................30

MANAGEMENT OF THE TRUST......................................................31
         Trustees and Officers...............................................31
         Trustee Compensation................................................32

SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST...............33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES..............33


PORTFOLIO MANAGEMENT.........................................................34
         The Management Agreement with MEMBERS Capital Advisors, Inc.........34
         MEMBERS Capital Advisors, Inc.......................................36
         The Management Agreements with Subadvisers..........................36
         The Subadviser for the High Income Fund.............................37
         The Subadviser for the Mid-Cap Stock Fund.............................
         The Subadviser for the Emerging Growth Fund.........................37
         The Subadviser for the International Stock Fund.....................37


DISTRIBUTION (12b-1) PLANS AND AGREEMENT.....................................38

TRANSFER AGENT...............................................................39

CUSTODIAN....................................................................39

BROKERAGE....................................................................40

HOW SECURITIES ARE OFFERED...................................................41
         Shares of Beneficial Interest.......................................41
         Voting Rights.......................................................42
         Limitation of Shareholder Liability.................................42
         Limitation of Trustee and Officer Liability.........................43
         Limitation of Interseries Liability.................................43

MORE ABOUT PURCHASING AND SELLING SHARES.....................................43
         Offering Price......................................................43
         Initial Sales Charge on Class A Shares..............................43
         Deferred Sales Charge on Class B Shares.............................45
         Special Redemptions.................................................47

NET ASSET VALUE OF SHARES....................................................47
         Cash Reserves Fund..................................................48
         Valuation Procedures................................................49

ADDITIONAL INVESTOR SERVICES AND PROGRAMS....................................49
         Systematic Investment Program.......................................50
         Systematic Withdrawal Program.......................................50
         Exchange Privilege and Systematic Exchange Program..................50
         Reinstatement or Reinvestment Privilege.............................51

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................51
         Options and Futures Transactions....................................53
         Straddles...........................................................54
         Distributor.........................................................55

CALCULATION OF YIELDS AND TOTAL RETURNS......................................55
         Cash Reserves Fund Yields...........................................55
         Other Fund Yields...................................................57
         Average Annual Total Returns........................................57
         Other Total Returns.................................................58

LEGAL COUNSEL................................................................58

FINANCIAL STATEMENTS.........................................................58

GENERAL INFORMATION


The MEMBERS Mutual Funds (the "Trust") is an investment company consisting of nine separate investment portfolios or funds (each, a "fund") each of which has a different investment objective(s). Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The nine funds are: Cash Reserves, Bond, Balanced, High Income, Growth and Income, Capital Appreciation, Mid-Cap Stock, Emerging Growth and International Stock.


The Trust was formed as a business trust under the laws of the State of Delaware on May 21, 1997. As a Delaware business trust, the Trust's operations are governed by its Declaration of Trust dated May 16, 1997 (the "Declaration") and Certificate of Trust, dated May 16, 1997 (the "Certificate"). The Certificate is on file with the Office of the Secretary of State in Delaware. Each shareholder agrees to be bound by the Declaration, as amended from time to time, upon such shareholder's initial purchase of shares of beneficial interest in any one of the funds.

INVESTMENT PRACTICES


MEMBERS Mutual Funds is a diversified open-end management investment company consisting of nine individual investment portfolios or funds, each with its own investment objective and policies. The prospectus describes the investment objective and policies of each of the nine funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Lending Portfolio Securities


All funds, except the Cash Reserves Fund, may lend portfolio securities. Such loans will be made only in accordance with guidelines established by the Trustees and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with the fund equal at all times to at least 100% of the value of the securities. The fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable obligations of high quality. The fund will retain the right to call the loaned securities and intends to call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is sufficient to replace the full amount of the loaned securities. To mitigate this risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.), to be creditworthy and will not be made unless, in MEMBERS Capital Advisors' judgment, the consideration to be earned from such loans would justify the risk.


Restricted and Illiquid Securities


Each fund may invest in illiquid securities up to the percentage limits described on page 24 (Higher risk securities and practice table). MEMBERS Capital Advisors or the fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.


Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Trust's board of trustees or by the Investment Adviser under board-approved procedures. Such guidelines would take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the International Stock Fund and the High Income Fund of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.

Options on Securities and Securities Indices

Writing  Options.  All of the funds  (except the Cash  Reserves  Fund) may write
(sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid, high grade debt securities (either of which may be denominated in any currency) in a segregated account with its custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

The funds (other than the Cash Reserves Fund) may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid high-grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. The funds (other than the Cash Reserves Fund) may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities.

Yield Curve Options. The Bond, Balanced, and High Income Funds may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. The fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Bond, Balanced, or High Income Funds will be "covered." A call (or put) option is covered if the fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid, high grade debt securities sufficient to cover the fund's net liability under the two options. Therefore, the fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The funds (other than the Cash Reserves Fund) may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "Commission") changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts

The funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund (other than the Cash Reserves Fund) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. These funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on portfolio securities or securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of a fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.


If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates than available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Where permitted a fund will engage in futures transactions and in related options transactions only for bona fide hedging or to seek to increase total return to the extent permitted by CFTC regulations. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of seeking to increase total return will not exceed 5 percent of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Dividends, Distributions, and Taxes" below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Transactions

Foreign Securities. Each fund may invest in foreign securities (as defined below), although the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment on foreign securities is set forth in the prospectus.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADRs, EDRs, GDRs, and foreign money market securities.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.

Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and global depository receipts ("GDRs"). Each of the funds may invest in ADRs, and each of the funds other than the Cash Reserves Fund may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.


Investments in Emerging Markets. The High Income, Emerging Growth and International Stock Funds may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the High Income, Emerging Growth and International Stock Funds' investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and these funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MEMBERS Capital Advisors and its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions Generally. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the High Income, Emerging Growth, and International Stock Funds may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.

An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The High Income, Emerging Growth, and International Stock Funds may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these two funds may invest in securities quoted or denominated in other currency "baskets."

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's NAV to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The funds will incur costs in connection with conversions between various currencies.

Forward Foreign Currency Exchange Contracts. The High Income and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these two funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These two funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.

Options on Foreign Currencies. The High Income and International Stock Funds may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See "Stock Index Futures and Related Options" above for a discussion of the liquidity risks associated with options transactions.

Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to see the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The High Income Fund and International Stock Fund may each purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher Risk Securities and Practices" chart for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by the fund.

The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Interest Rate Swaps, Currency Swaps and Interest Rate Caps, Floors and Collars. The High Income Fund and International Stock Fund may each enter into interest rate and currency swaps for hedging purposes and to seek to increase total return. The High Income Fund may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The High Income Fund typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the High Income Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by the funds with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, these two funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.

The High Income Fund only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. Neither fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.

The use of interest rate and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If the fund's Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the High Income Fund or International Stock Fund would be less favorable than it would have been if this investment technique were not used.

Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, neither fund's Investment Adviser believe that swaps constitute senior securities as defined in the Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid, high grade debt securities having an aggregate net asset value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a sewed account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars) or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the Commission takes the position that currency swaps are illiquid investments subject to these funds' 15% limitation on such investments.

Certain Bond Fund Practices

The Bond, High Income and Balanced Funds (collectively, the "Bond Funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the Bond Fund and Balanced Fund will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, management will retain that instrument only if management believes it is in the best interest of the fund. Management does not currently intend to invest more than ten percent (10%) of the total assets of either the Bond Fund or Balanced Fund in corporate debt securities which are not in the four highest ratings by Standard & Poor's Rating Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") ("non-investment grade" or "junk" securities), but, on occasion, each fund may do so. The High Income Fund may invest all of its assets in non-investment grade securities. See "Non-Investment Grade Securities" below for a description of these securities and their attendant risks and "Ratings" below for a description of the rating categories.

All three Bond Funds may also invest in debt options, interest rate futures contracts, and options on interest rate futures contracts, and may utilize interest rate futures and options to manage the risk of fluctuating interest rates. These instruments will be used to control risk or obtain additional income and not with a view toward speculation. The Bond Fund and Balanced Fund will invest only in futures and options which are traded on U.S. exchanges or boards of trade. The High Income Fund may invest in non-U.S. futures and options.

In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. Purchases of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no Bond Fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date.

Lower-Rated Corporate Debt Securities

As described in the prospectus, each fund, other than the Cash Reserves Fund, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's). (See "Ratings" below for a description of the rating categories.)

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's net asset value to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Other Debt Securities

U.S. Government Securities. All of the funds may purchase U.S. Government Securities. U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government Securities may also include zero coupon bonds.

Each fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds. The High Income Fund may invest in zero coupon bonds as well as in deferred interest, pay-in-kind and capital appreciation bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until matured.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.

Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the High Income Fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on their investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Taxation" below.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's terms to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.

Foreign Government Securities. All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of emerging countries. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

Structured Securities. The High Income Fund may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Convertible Securities


The Balanced, High Income, Growth and Income, Capital Appreciation, Mid-Cap Stock, Emerging Growth and International Stock Funds may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, the fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which the other funds may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.


Repurchase Agreements

Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements

Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Investment Adviser will monitor the creditworthiness of the banks involved.

Government Securities

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S., but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the fund may invest are securities issued by a corporation or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. (See "Mortgage-Backed and Asset-Backed Securities.")

Forward Commitment and When-Issued Securities

Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage-Backed and Asset-Backed Securities

The Bond, Balanced, High Income and Growth and Income Funds may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a credit union or other financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The Cash Reserves Fund and Bond Fund may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by credit unions or other financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of each fund's investments. Subject to the appropriate regulatory approvals, the Cash Reserves Fund and Bond Fund may purchase securities issued by pools that are structured, serviced, or otherwise supported by MEMBERS Capital Advisors or its affiliates.

Other Securities Related to Mortgages

Mortgage Pass-Through Securities. The High Income Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issue or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

Interests in pools or mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration ("VA")-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCS") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The High Income Fund may also buy mortgage-related securities without insurance or guarantees.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The High Income Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs", which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The High Income Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranch", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The High Income Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities. The High Income Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the High Income Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Mortgage Dollar Rolls. The High Income Fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Real Estate Investment Trusts

The Bond, Balanced, High Income, Emerging Growth and Growth and Income Funds may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risks.

Practices that are Authorized but not Presently Employed


No fund (other than the International Stock Fund) has a current intention of investing in options, financial futures, stock index futures and related options in the foreseeable future. If any fund uses one of these practices in the foreseeable future, no more than 10% of the fund's total assets will be at risk thereby.


All of the funds may invest in foreign securities, although only the International Stock Fund and the High Income Fund are expected to do so with any regularity. However, all of the funds may, and are expected to, invest in American Depository Receipts ("ADRs") traded on U.S. exchanges. ADRs represent shares of foreign issues traded on foreign exchanges and may have many of the risks associated with foreign securities.

If a fund enters into futures contracts or call options thereon, reverse repurchase agreements, firm commitment agreements or standby commitment agreements, the fund will obtain approval from the Board of Trustees to establish a segregated account with the fund's custodian. The segregated account will hold liquid assets and the cash value of the segregated account will be not less than the market value of the futures contracts and call options thereon, reverse repurchase agreements, firm commitment agreements and standby commitment agreements.

Types of Investment Risk


Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.


Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.

Management Risk. The risk that a strategy used by a fund's investment adviser or subadviser may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk. The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), the fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

Valuation Risk. The risk that the market value of an investment falls substantially below the fund's valuation of the investment.

Higher-Risk Securities and Practices

Security or Practice             Description                                          Related Risks

American Depository Receipts     ADRs are receipts typically issued by a U.S.         Market, currency,
(ADRs)                           financial institution which evidence ownership of    information, natural event,
                                 underlying securities of foreign corporate           and political risks (i.e.,
                                 issuers.  Generally, ADRs are in registered form     the risks of foreign
                                 and are designed for trading in U.S. markets.        securities).

Asset-Backed Securities          Securities backed by pools of commercial and/or      Credit, extension,
                                 consumer loans such as motor vehicle installment     prepayment, and interest
                                 sales, installment loan contracts, leases of         rate risks.
                                 various types of real and personal property,
                                 receivables from revolving credit (i.e., credit
                                 card) agreements and other categories of
                                 receivables.

Borrowing                        The borrowing of money from financial institutions   Leverage and credit risks.
                                 or through reverse repurchase agreements.

Emerging Market Securities       Any  foreign   securities primarily traded on        Credit,  market,  currency,
                                 exchanges  located  in or issued  by  companies      information,  liquidity,
                                 organized or primarily operating  in  countries      interest  rate, valuation,
                                 that are considered lesser developed than            natural event, and political
                                 countries like the U.S., Australia, Japan, or        risks.
                                 those of Western Europe.

European and Global Depository   EDRs and GDRs are receipts evidencing an             Market, currency,
Receipts (EDRs and GDRs)         arrangement with a non-U.S. financial institution    information, natural event,
                                 similar to that for ADRs and are designed for use    and political risks (i.e.,
                                 in non-U.S. securities markets.  EDRs and GDRs are   the risks of foreign
                                 not necessarily quoted in the same currency as the   securities).
                                 underlying security.


Foreign Money Market Securities  Short-term debt obligations issued either by         Market, currency,
                                 foreign financial institutions or by foreign         information, interest rate,
                                 branches of U.S. financial institutions or foreign   natural event, and political
                                 issuers.                                             risks.

Foreign Securities               Securities issued by companies organized or whose    Market, currency,
                                 principal operations are outside the U.S.,           information, natural event,
                                 securities issued by companies whose securities      and political risks.
                                 are principally traded outside the U.S., or
                                 securities denominated or quoted in foreign
                                 currency.  The term "foreign securities" includes
                                 ADRs, EDRs, GDRs, and foreign money market
                                 securities.

Forward Foreign Currency         Contracts involving the right or obligation to buy   Currency, liquidity, and
Exchange Contracts               or sell a given amount of foreign currency at a      leverage risks.  When used
                                 specified price and future date.                     for hedging, also has
                                                                                      hedging, correlation, and
                                                                                      opportunity risks.  When
                                                                                      used speculatively, also has
                                                                                      speculation risks.

Futures Contracts (including     In general, an agreement to buy or sell a specific   Interest rate, currency,
financial futures contracts)     amount of a commodity, financial instrument, or      market, hedging or
                                 index at a particular price on a stipulated future   speculation, leverage,
                                 date. Financial futures contracts include interest   correlation, liquidity,
                                 rate futures contracts, securities index futures     credit, and opportunity
                                 contracts, and currency futures contracts.  Unlike   risks.
                                 an option, a futures contract obligates the buyer
                                 to buy and the seller to sell the underlying
                                 commodity or financial instrument at the
                                 agreed-upon price and date or to pay or receive
                                 money in an amount equal to such price.

Illiquid Securities              Any investment that may be difficult or impossible   Liquidity,  valuation and
                                 to sell at the time the fund would like to sell it   market  risks.
                                 for the price at which the fund values it.

Mortgage-Backed Securities       Securities backed by pools of mortgages, including   Credit,    extension,
                                 passthrough certificates,  planned amortization      prepayment,   and  interest
                                 classes (PACs), targeted amortization classes        rate  risks.
                                 (TACs),   collateralized  mortgage  obligations
                                 (CMOs),  and when available,  pools of mortgage
                                 loans generated by credit unions.

Non-Investment Grade Securities  Investing in debt securities rated below BBB/Baa     Credit, market, interest
                                 (i.e., "junk" bonds).                                rate, liquidity, valuation,
                                                                                      and information risks.

Options (including options on    In general,  an option is the right to buy (called   Interest rate, currency,
financial futures contracts)     a "call") or sell (called a "put") property for an   market, hedging or
                                 agreed-upon price at any time prior to an            speculation, leverage,
                                 expiration date. Both call and put options may be    correlation, liquidity,
                                 either written (i.e., sold) or purchased on          credit, and opportunity
                                 securities, indices, interest rate futures           risks.
                                 contracts, index futures contracts, or currency
                                 futures contracts.

Repurchase Agreements            The purchase of a security that the issuer agrees    Credit risk.
                                 to buy back later at the same price plus interest.

Restricted Securities            Securities originally issued in a private            Liquidity, valuation, and
                                 placement rather than a public offering.  These      market risks.
                                 securities often cannot be freely traded on the
                                 open market.

Reverse Repurchase Agreements    The lending of short-term debt securities; often     Leverage and credit risks.
                                 used to facilitate borrowing.

Securities Lending               The lending of securities to financial               Credit risk.
                                 institutions, which provide cash or government
                                 securities as collateral.

Shares of Other Investment       The purchase of shares issued by other investment    Market risks and the
Companies                        companies.  These investments are subject to the     layering of fees and
                                 fees and expenses of both the MEMBERS Mutual Funds   expenses.
                                 and the other investment company.

Short-Term Trading               Selling a security soon after purchase or            Market risk.
                                 purchasing it soon after it was sold (a fund
                                 engaging  in  short-term  trading will have
                                 higher turnover and transaction expenses).

Smaller Capitalization           The purchase of securities issued by a company       Market risk.
Companies                        with a market capitalization (i.e., the price per
                                 share of its common stock multiplied by the number
                                 of shares of common stock outstanding) of less
                                 than $1 billion.

When-Issued  Securities  and     The purchase or sale of securities  for delivery at  Market,  opportunity,  and
Forward  Commitments             a future date;  market value may change before       leverage risks.
                                 delivery.

Higher Risk Securities and Practices Table. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                       Growth   Capital
                                               Cash                           High      and      Appre-   Emerging   Int'l  Mid-Cap
                                             Reserves    Bond    Balanced    Income    Income    ciation    Growth    Stock  Stock
Investment Practices

Borrowing; Reverse Repurchase Agreements        30        30        30         30        30        30         30        30      30
Repurchase Agreements                            *         *         *          *         *         *          *         *       *
Securities Lending                               X        30        30         30        30        30         30        30      30
Short-term Trading                               *         *         *          *         *         *          *         *       *
When-Issued Securities; Forward Commitments     25        25        25         25        25        25          *        25      25
Conventional Securities
Shares of Other Investment Companies            10        10**      10**       10**      10**      10**       10**      10**    10**
Non-Investment Grade Securities                  X        20        10          *         5         5          5         5       5
Foreign Securities                              25(1)     20        25         50        25        25         25         *      25
Emerging Market Securities                       X        10        10         25         X         X         10        25
Illiquid Securities(2)                          10        15        15         15        10        10         15        15
Restricted Securities                           25**      15        15         30**      10        10         15        15      15
Mortgage-backed Securities; REITs                X        30        15         30        10         X          0         X
Derivative Securities and Contracts
Options and Futures Contracts
o  Options on Securities or Indices              X        10**      10**       10**      10**      10**       10**      10
o  Futures Contracts(3)                          X         5**       5**        5**       5**       5**        5**       5
o  Options on Futures Contracts(3)               X        10**      10**       10**      10**      10**       10**      10
Forward Foreign Currency Exchange Contracts      X         X         X         10         X         X         10        10


(1)  U.S. Dollar-denominated foreign money market securities only.
(2)  Numbers in this row refer to net, rather than total, assets.
(3)  Financial futures contracts and related options only.

Legend

30       A number indicates the maximum percentage of total assets (but see note
         2) that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the fund's annual and semi-annual reports.

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the fund is not permitted to use that practice or invest in that type of security.

INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The following restrictions are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). No fund may:

(1) with respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or
     (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund;

(2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(3) borrow money, except (a) the fund may borrow from banks (as defined in the 1940 Act) as through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) the fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the fund may purchase securities on margin to the extent permitted by applicable law and (e) the fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;

(4)  make  loans,  except  through  (a)  the  purchase  of debt  obligations  in accordance with the fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

(5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the fund may be deemed to be an underwriting;

(6) purchase, hold or deal in real estate, although a fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a fund as a result of the ownership of securities;

(7) invest in commodities or commodity contracts, except that the fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

(8)  issue  senior   securities  to  the  extent  such  issuance  would  violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the shareholders in the affected fund. No fund will:

(1) sell securities short or maintain a short position except for short sales against the box; or

(2) invest in foreign securities in excess of the following percentages of the value of its total assets:


         Cash Reserves Fund         25%, but limited to U.S. dollar denominated
                                         foreign money market securities
         Bond Fund                  20%
         Balanced Fund              25%
         High Income Fund           50%
         Growth and Income Fund     25%
         Capital Appreciation Fund  25%
         Mid-Cap Stock Fund         25%
         Emerging Growth Fund       25%
         International Stock Fund   100%


(3) purchase any security which is not readily marketable if more than 15% (10% for the Cash Reserves, Growth and Income, and Capital Appreciation Funds) of the net assets of the fund taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TEMPORARY DEFENSIVE POSITIONS

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.

PORTFOLIO TURNOVER

While the Cash Reserves Fund is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because money market instruments have short maturities, the Cash Reserves Fund expects to have a high portfolio turnover, but since brokerage commissions are not customarily charged on money market instruments, a high turnover should not affect the fund's NAV or net investment income.


Each fund (other than the Cash Reserves Fund) will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the Bond, Balanced and Emerging Growth Funds, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the Bond, Balanced and Emerging Growth Funds) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year (excluding turnover of securities having a maturity of one year or less). Conversely, the Bond and Balanced Funds turnover rates are much higher than in past years. The Investment Adviser anticipates that this increased turnover will continue in the future and rates may exceed 100%. The increased turnover results from a more aggressive management style to take fuller advantage of opportunities in the bond market. In the Investment Adviser's view, market illiquidity and dealer risk aversion have distorted traditional trading relationships. More specifically, the turnover has recently exceeded 500% as the Investment Adviser has actively swapped between different bonds it believes are mispriced.

MANAGEMENT OF THE TRUST

MEMBERS Funds are governed by a Board of Trustees. The Trustees have the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the funds.


The board, from time to time, may include individuals who may be deemed to be affiliated persons of MEMBERS Capital Advisors, the fund's adviser. At all times, however, the majority of board members will not be affiliated with MEMBERS Capital Advisors or the funds.


The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act.


Trustees and Officers

 Name, Address                       Position(s) Held            Principal Occupation
and Age                              with the Fund               During Past Five Years

Michael S. Daubs*                     Trustee (Chairman)         MEMBERS Capital Advisors, Inc.
 5910 Mineral Point Road              1997 - Present             President, 1982 - Present
Madison, WI 53705
Age - 56                                                         CUNA Mutual Insurance Society
                                                                 Chief Officer - Investments
                                                                 1990 - Present

                                                                 CUNA Mutual Life Insurance Company
                                                                 Chief Officer - Investments
                                                                 1973 - Present

Lawrence R. Halverson*                Trustee, President and     MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road               Principal Executive        Senior Vice President, 1996 - Present
Madison, WI 53705                     Officer                    Vice President, 1987 - 1996
Age - 54                              1997 - Present             Secretary, 1992 - Present

                                                                 CUNA Brokerage Services, Inc.
                                                                 President
                                                                 1996 - 1998

Holly S. Baggot*                      Secretary and Assistant    MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road               Treasurer                  Operations & Administration Manager  - MEMBERS Mutual
Madison, WI 53705                     1999 - Present             Funds
Age - 39                                                         1998 - Present
                                                                 Investment Project Mgr. -  Mutual Funds, 1997

                                                                 Mayor, City of Madison
                                                                 Secretary to Mayor
                                                                 1989 - 1997

Mary E. Hoffmann*                     Treasurer                  MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road               1998 - Present             Product Operations and Finance Manager
Madison, WI  53705                                               1998 - Present
Age - 30
                                                                 CUNA Mutual Insurance Society
                                                                 Investment Accounting Supervisor
                                                                 1996 - 1998

                                                                 McGladrey and Pullen, LLP
                                                                 (Madison, Wisconsin)
                                                                 Financial Auditor
                                                                 1993 - 1996

Dan Owens                             Assistant Treasurer        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road               2000 - Present             Investment Operations Manager
Madison, WI 53705                                                1999 - Present
Age - 34
                                                                 AmerUS Capital Management
                                                                 Manager, Investment Accounting - Reporting
                                                                 1998 to 1999

                                                                 AmerUs Life Holdings, Inc.
                                                                 Senior Investment Accountant
                                                                 1994 - 1998

Gwendolyn M. Boeke                    Trustee                    Evangelical Lutheran Church in America
2000 Heritage Way                     1997 - Present             (Chicago, Illinois)
Waverly, IA 50677                                                Regional Director, ECLA Foundation
Age - 65                                                         1990 - Present

Alfred L. Disrud                      Trustee                    Planned Giving Services
2000 Heritage Way                     1997 - Present             (Waverly, Iowa)
Waverly, IA 50677                                                Owner
Age - 78                                                         1986 - Present


Thomas C. Watt                        Trustee                    MidAmerica Energy Company (Waterloo, Iowa)
2000 Heritage Way                     1997 - Present             Manager, Business Initiatives
Waverly, IA 50677                                                1987 - 1999
Age - 63
                                                                 Midwest Power Systems, Inc. (Waterloo, Iowa)
                                                                 District Manager
                                                                 1992 - 1997


* "Interested person" as defined in the 1940 Act.

Trustee Compensation

                            Aggregate Compensation    Total Compensation from
Name of Person, Position        from Trust(1)       Trust and Fund Complex(1)(2)

Michael S. Daubs(3)                 None                        None

Lawrence R. Halverson(3)            None                        None

Gwendolyn M. Boeke                 $4,000                      $8,000

Alfred L. Disrud                   $4,000                      $8,000


Keith S. Noah(4)                   $2,000                      $4,000


Thomas C. Watt                     $4,000                      $8,000


(1)    Amounts for the fiscal year ending October 31, 2000.
(2)    "Fund Complex" includes the Trust and the Ultra Series Fund.
(3)    Non-compensated interested trustee.
(4)    Mr. Noah resigned his commission on May 9, 2000.


SALES LOAD WAIVERS FOR CERTAIN AFFILIATED PERSONS OF THE TRUST

Class A shares may be offered without front-end sales charges to Trustee/directors, officers, and employees of CUNA Mutual Group or any of its affiliated companies (each a "CUNA Mutual Group employee"), anyone who was a CUNA Mutual Group employee within the previous twelve months, any immediate family member of a CUNA Mutual Group employee residing in a CUNA Mutual Group employee's household and any UGMA/UTMA custodial account sponsored by a CUNA Mutual Group employee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE TRUST'S SECURITIES


Based upon seed money and other subsequent investments, individually or combined, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. own more than 25% of the shares of certain funds as indicated in the chart below and may be deemed to control each fund. The following table sets forth 5% or more ownership of Class A shares of each fund as of January 31, 2001. Class B shares did not have any ownership over 5% for any fund.



                                                                                Growth    Capital
                                    Cash                             High         and     Appre-      Mid-Cap    Emerging     Int'l
           Shareholder               Reserves    Bond     Balanced    Income    Income*   ciation      Stock     Growth**     Stock
CUNA Mutual Insurance Society
5910 Mineral Point Road
Madison, WI  53705

CUNA Mutual Life Insurance Co.
5910 Mineral Point Road
Madison, WI 53705

CUMIS Insurance Society, Inc.
5910 Mineral Point Road
Madison, WI  53705

CUNA Brokerage Services
2000 Heritage Way
Waverly, IA 50677

  * As of January 31, 2001, Growth & Income Fund and Capital Appreciation Fund did not have any ownership over 5%.

** The anticipated approximate ownership of Emerging Growth Fund shortly after the commencement of the public offering of the Fund's shares on February 28, 2000, represents both seed money and anticipated subsequent investments.

Until their ownership is diluted by the sale of shares to other shareholders or the redemption of their seed money and initial investments, CUNA Mutual Insurance Society, CUNA Mutual Life Insurance Company and CUMIS Insurance Society, Inc. may each be able to significantly influence the outcome of any shareholder vote.

The funds' board members, officers and directors, as a group, owned less than 1% of all of the funds' outstanding voting securities on January 31, 2001.

PORTFOLIO MANAGEMENT


The Management Agreement with MEMBERS Capital Advisors, Inc.

The Management Agreement ("Agreement") requires that MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.) provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MEMBERS Capital Advisors a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

                                                        Total Advisory Fees
                                                     Incurred during the Fiscal
    Fund                        Management Fee      Year Ended October 31, 2000
    ----                        --------------          ----------------
    Cash Reserves                   0.40%                 $
    Bond                            0.50%
    Balanced                        0.65%
    High Income                     0.55%
    Growth and Income               0.55%
    Capital Appreciation            0.75%
    Mid-Cap Stock                   0.95%
    Emerging Growth                 0.75%
    International Stock             1.05%
                                                             ---------

                                                    Total $

MEMBERS Capital Advisors has contractually agreed to absorb all ordinary business expenses, other than management, 12b-1, and service fees, of each fund in excess of the following percentages of the average daily net assets of the funds (excluding taxes, interest and other extraordinary items):

        Fund                            Other Expense "Cap"
        ----                            -------------------
        Cash Reserves                          0.15%
        Bond                                   0.15%
        Balanced                               0.20%
        High Income                            0.20%
        Growth and Income                      0.20%
        Capital Appreciation                   0.20%
        Mid-Cap Stock
        Emerging Growth                        0.20%
        International Stock                    0.30%

MEMBERS Capital Advisors makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency; continuously monitors compliance by the Trust in its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports to the Trust as may be reasonably requested with respect to matters relating to MEMBERS Capital Advisors' duties.

On September 4, 1997, the Management Agreement was approved by the sole initial shareholder of the Trust after approval and recommendation by the Trustees of the Trust, including a majority of Trustees who are not parties to the Management Agreement or interested persons to any such party as defined in the 1940 Act, on September 4, 1997. Since September 4, 1997, the Management
Agreement has been amended twice to include the Emerging Growth and Mid-Cap Stock funds. The Management Agreement, unless sooner terminated, shall continue until two years from its effective date and thereafter shall continue automatically for periods of one calendar year so long as such continuance is specifically approved at least annually: (a) by the Trustees or by a vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the fund; and (b) by a vote of a majority of those Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided the Management Agreement may be terminated as to any fund or to all funds by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees or by a majority vote of the outstanding votes attributable to the shares of the applicable fund or by MEMBERS Capital Advisors on sixty (60) days written notice to the other party. The Management Agreement will terminate automatically in the event of its assignment.

The Management Agreement provides that MEMBERS Capital Advisors shall not be liable to the Trust or any shareholder for anything done or omitted by it, or for any losses that may be sustained in the purchase, holding or sale of any security, except for an act or omission involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Management Agreement.

CUNA Brokerage Services, Inc. 5910 Mineral Point Road, Madison, WI 53705 is the Trust's principal underwriter.

MEMBERS Capital Advisors, Inc.

CUNA Mutual Life Insurance Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors. CUNA Mutual Insurance Society is the sole owner of CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation is the sole owner of CUNA Brokerage Services, Inc. ("CUNA Brokerage"), the Trust's principal underwriter. MEMBERS Capital Advisors has servicing agreements with CUNA Mutual Insurance Society and with CUNA Mutual
Life Insurance Company. CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company entered into a permanent affiliation July 1, 1990. At the current time, all of the directors of CUNA Mutual Insurance Society are also directors of CUNA Mutual Life Insurance Company and the two companies are managed by the same group of senior executive officers.

MEMBERS Capital Advisors' directors and principal officers are as follows:

       Joyce A. Harris                Director and Chair
       James C. Hickman               Director
       Michael B. Kitchen             Director
       Michael S. Daubs               Director and President
       George A. Nelson               Director and Vice Chair
       Lawrence R. Halverson          Senior Vice President
       Jeffrey B. Pantages            Senior Vice President
       Thomas J. Merfeld              Vice President and Secretary - Treasurer
       Kimberly M. Gant               Assistant Treasurer
       Janice C. Doyle                Assistant Secretary
       Tracy K. Gunderson             Assistant Secretary

The Management Agreements with Subadvisers

As described in the prospectus, MEMBERS Capital Advisors manages the assets of the High Income, Mid-Cap Stock, Emerging Growth and International Stock Funds using a "manager of managers" approach under which MEMBERS Capital Advisors allocates each fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MEMBERS Capital Advisors have received an order from the Commission that permits the hiring of Subadvisers without shareholder approval. If MEMBERS Capital Advisors hires a new Subadviser pursuant to the order shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reasons for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of High Income, Mid-Cap Stock, Emerging Growth and International Stock Funds, MEMBERS Capital Advisors retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.

MEMBERS Capital Advisors may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the High Income, Mid-Cap Stock, Emerging Growth and International Stock Funds.

The Subadviser for the High Income Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the High Income Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:
                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.400%                    First $10,000,000
                  0.375%                    Next $90,000,000
                  0.350%                    Next $150,000,000
                  0.325%                    Next $250,000,000
                  0.300%                    Over $500,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS in the amount of $ _____ for the fiscal year ending October 31, 2000.

The Subadviser for the Mid-Cap Stock Fund

As of the date of the prospectus, Wellington Management Company llp (Wellington) is the only subadviser managing some of the assets of the Mid-Cap Stock Fund. For its services to the fund, Wellington receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 0.060% of net assets managed by Wellington.

The Subadviser for the Emerging Growth Fund

As of the date of the prospectus, Massachusetts Financial Services Company (MFS) is the only subadviser managing the assets of the Emerging Growth Fund. For its services to the fund, MFS receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, at the following annual rates:

                  Percentage                Net Assets Managed by MFS
                  ----------                -------------------------
                  0.450%                    First $200,000,000
                  0.400%                    Over $200,000,000

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to MFS in the amount of $ _____ for the fiscal year ending October 31, 2000.

The Subadviser for the International Stock Fund

As of the date of the prospectus, Lazard Asset Management ("Lazard") is the only subadviser managing the assets of the International Stock Fund.

For its services to the fund, Lazard receives a management fee from MEMBERS Capital Advisors, computed and accrued daily and paid monthly, equal on an annual basis to 1.05% of net assets managed by Lazard and invested in emerging markets securities and 0.75% of net assets managed by Lazard and invested in international small capitalization securities.

Pursuant to the above formula, MEMBERS Capital Advisors paid a management fee to Lazard in the amount of $ _____ for the fiscal year ending October 31, 2000.

DISTRIBUTION (12b-1) PLANS AND AGREEMENT

The Trust has entered into a Distribution Agreement with CUNA Brokerage. Under the Distribution Agreement, CUNA Brokerage is obligated to use its best efforts to sell shares of the Trust. Shares of the Trust may be sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with CUNA Brokerage. CUNA Brokerage accepts orders for the purchase of the shares of the Trust at NAV next determined plus any applicable sales charge. In connection with the sale of Class A or Class B shares of the Trust, CUNA Brokerage and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the prospectus.

The Trust's Board of Trustees also adopted Distribution Plans with respect to the Trust's Class A and Class B shares (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (iii) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that CUNA Brokerage is not fully reimbursed for expenses it incurs under the Class B Plan in any fiscal year, CUNA Brokerage may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Trust's obligation to make further payments at any time. Accordingly, the Trust does not treat unreimbursed expenses relating to the Class B shares as a liability.

The Plans were approved by the initial shareholder of the Trust. The Plans have also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, CUNA Brokerage provides the Trust with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the fund's outstanding shares of the applicable class in each case upon 60 days' written notice to CUNA Brokerage; and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes attributable to the outstanding shares of the class of the Trust which has voting rights with respect to the Plan. And finally, each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the Trustees and the Independent Trustees of the Trust. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the fund.

Amounts paid to CUNA Brokerage by any class of shares of the Trust will not be used to pay the expenses incurred with respect to any other class of shares of the Trust; provided, however, that expenses attributable to the Trust as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time.


The table below shows the dollar amount spent by the fund for the fiscal year ending October 31, 2000 for each of the following items:

   1)   Advertising;                                                         $
   2)   Printing and mailing of prospectuses to other than current           $
        shareholder;
   3)   Compensation to underwriters;                                        $
   4)   Compensation to broker-dealers;                                      $
   5)   Compensation to sales personnel;                                     $
   6)   Interest, carrying, or other financing charges; and                  $
   7)   Other (specify) Expense Reimbursements to other companies that       $
        are paying distributor expenses on behalf of CUNA Brokerage
        Services, Inc. (the distributor)


TRANSFER AGENT


Boston Financial Data Services ("BFDS"), 66 Brooks Drive, Braintree, MA 02184, is the funds' transfer agent. Shareholders can reach a MEMBERS Mutual Funds representative at BFDS at 1-800-877-6089. Shareholder inquiries and transaction requests should be sent to:

                           MEMBERS Mutual Funds
                           Post Office Box 8390
                           Boston, Massachusetts  02266-8390


Certain overnight delivery services do not deliver to post office boxes. Shareholders using such a service should send inquiries and transaction requests to:


                           Boston Financial Data Services
                           MEMBERS Mutual Funds
                           66 Brooks Drive
                           Braintree, Massachusetts  02184


CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the current custodian for the securities and cash of each fund. The custodian holds all securities and cash owned by each fund and receives all payments of income, payments of principal or capital distributions with respect to such securities for each fund. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to and in furtherance of a Custody Agreement with the custodian, the custodian uses automated instructions and a cash data entry system to transfer monies to and from each fund's account at the custodian.

INDEPENDENT AUDITORS


The financial statements for fiscal year ended October 31, 2000 have been included herein and elsewhere in the Registration Statement in reliance upon the report of PricewaterhouseCoopers, 100 East Wisconsin Avenue, Milwaukee, WI 53202, independent auditors, and upon the authority of said firm as experts in accounting and auditing.


BROKERAGE


MEMBERS Capital Advisors chooses brokers based on among other factors commission rates, efficiency, availability to execute difficult transactions in the future, financial strength and stability of the brokerage firm, research services available, integrity, and areas of a firm's expertise.

While transaction execution at the most favorable price is a primary criteria, a broker whose commissions exceed those charged by another broker may be chosen if, in MEMBERS Capital Advisors opinion, the value of brokerage and research services warrants it. Research provided by a broker may be made available without charge to other clients of MEMBERS Capital Advisors, and may benefit all clients, including the client for whom the transactions are executed.

In addition to the general research  services  described above,  MEMBERS Capital
Advisors receives various specific research products and services under "soft dollar" arrangements. These services are paid for by directing that a portion of commissions on specified transactions up to a specified amount for each service be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on "non-soft dollar" transactions. These services generally benefit all accounts and involve trades for all accounts.

Where advantageous for all affected accounts, MEMBERS Capital Advisors may employ "bunching of trades" wherein one transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors has established various policies and procedures that assure equitable treatment of all accounts.


It is the Trust's policy, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid.


Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Trust or MEMBERS Capital Advisors is considered to be in addition to and not in lieu of services required to be performed by MEMBERS Capital Advisors under its contract with the Trust. Research obtained on behalf of the Trust may be used by MEMBERS Capital Advisors in connection with MEMBERS Capital Advisors' other clients. Conversely, research received from placement of brokerage for other accounts may be used by MEMBERS Capital Advisors in managing investments of the Trust. Therefore, the correlation of the cost of research to MEMBERS Capital Advisors' individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MEMBERS Capital Advisors' other clients. Consistent with the above, the Trust may effect principal transactions with a broker-dealer that furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling commissions, discounts or other allowances, or otherwise deal with any broker-dealer, in connection with the acquisition of securities in underwritings. Accordingly, the net prices or commission rates charged by any such broker-dealer may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from underwriters will include the underwriting commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable.


Where advantageous, the Trust may participate with MEMBERS Capital Advisors' other clients in "bunching of trades" wherein one purchase or sale transaction representing several different client accounts is placed with a broker. MEMBERS Capital Advisors has established various policies and procedures that assure equitable treatment of all accounts.


The policy with respect to brokerage is and will be reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


The fund paid $ for brokerage commission for the fiscal year ending October 31, 2000.


HOW SECURITIES ARE OFFERED

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of the nine funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class D. Additional classes of shares may be offered in the future. At this time, Class D has been authorized by the Trustees, but not yet offere.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. Holders of Class A shares and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by each fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class; (ii) Class B shares will pay higher distribution and service fees than Class A shares; and (iii) each of Class A shares and Class B shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Class A shares or Class B shares are purchased.

In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Share certificates will not be issued.

Voting Rights

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's votes attributable to the outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the votes attributable to the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Limitation of Shareholder Liability

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any fund, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

Limitation of Trustee and Officer Liability

The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Limitation of Interseries Liability

All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined prospectus.

MORE ABOUT PURCHASING AND SELLING SHARES

The following discussion expands upon the section entitled "Your Account" in the prospectus.

Offering Price

Shares of each fund are offered at a price equal to their NAV next determined after receipt of the purchase order for such shares (see "Net Asset Value of Shares" below) plus a sales charge which, depending upon the class of shares purchased, may be imposed either at the time of purchase (Class A shares) or on a contingent deferred basis (Class B shares). The Trustees reserve the right to change or waive the fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Investment Adviser such rejection is in the fund's best interest.

Initial Sales Charge on Class A Shares

The sales charges applicable to purchases of Class A shares of the Trust are described in the prospectus. In calculating the sales charge applicable to current purchases of Class A shares of the Trust, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Trust, or if CUNA Brokerage is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

In addition to the methods of obtaining a reduced Class A sales charge described in the prospectus, Class A shares of a fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Class A shares may be offered without front-end sales charges to various individuals and institutions, including:


o Employees of credit unions designated by MEMBERS Capital Advisors, Inc., when purchasing MEMBERS Funds directly.

o Employees, clients or direct referrals of the investment adviser, MEMBERS Capital Advisors, Inc.


o Class A Shares may be purchased at a sales charge that is less than the charge shown in the Class A Sales Charges table in the prospectus if the transaction is placed with the assistance of a MEMBERS Financial Services Center representative under the CUNA Mutual Business Services' IRA Program and other specified programs.

In addition, Class A Shares issued or purchased in the following transactions are not subject to Class A sales charges:

o Shares purchased and paid for from the proceeds of sales within the last 60 days of shares of loaded mutual funds having investment objectives similar to those of the fund(s) sold, if the purchase is accompanied by a written statement from your registered representative that the purchase is for the sole purpose of simplifying or consolidating your existing mutual fund investment portfolio.

o    Shares  purchased  through  consultation  with a CUNA Mutual Group  Pension
     Department   employee  and  paid  for  from  the   liquidation  of  a  CUNA
     Mutual-affiliated pension product.

o Shares purchased for an individual retirement account of an existing Shareholder from the proceeds of shares of a MEMBERS Mutual Fund, or vice versa.

Rights of Combination. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by: (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account; (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account; and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from CUNA Brokerage.

Rights of Accumulation. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares of all funds which carry a sales charge already held by such person.

Letter of Intention. The reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor, pursuant to which investors make their investment over a specified period of thirteen (13) months. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the 13-month period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to CUNA Brokerage. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the 13-month period, the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes CUNA Brokerage to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes CUNA Brokerage to act as the investor's attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Trust to sell, any additional shares and may be terminated at any time.

Deferred Sales Charge on Class B Shares

Investments in Class B shares are purchased at NAV per share without the imposition of an initial sales charge so the fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a redemption comes first from any increases in the redeeming shareholder's shares' value above their initial purchase prices, then from shares the shareholder acquired through dividend and capital gain reinvestment, then from shares the shareholder has held beyond the five-year CDSC redemption period ("aged shares"). Such aged shares will be redeemed in order from the shares which have been held the longest during the five-year period.

Unless otherwise requested, redemption requests will be "grossed up" by the amount of any applicable CDSC charge and/or transaction charges such that the investor will receive the net amount requested.

Proceeds from the CDSC are paid to CUNA Brokerage and are used in whole or in part by CUNA Brokerage to defray its expenses related to providing distribution-related services to the Trust in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Trust to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver  of  Contingent  Deferred  Sales  Charge.  The  CDSC  will be  waived  on
redemptions  of  Class  B  shares,   unless   indicated   otherwise,   in  these
circumstances:

For all account types:

o Redemptions made pursuant to the Trust's right to liquidate small accounts (see "General Policy -- Small Accounts" in the prospectus).

o    Redemptions   made  under  certain   liquidation,   merger  or  acquisition
     transactions involving other investment companies or personal holding companies.

o    Redemptions due to death or disability.

o Redemptions made under the Reinstatement Privilege, as described in "Reinstatement or Reinvestment Privilege" below.

o Redemptions of Class B shares made under the Systematic Withdrawal Program, as long as annual redemptions do not exceed (on an annualized basis) 12% of the redeeming shareholder's account value at the time of the withdrawal.

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k) plans) and other qualified plans as described in the Code, unless otherwise noted.

o Redemptions made to effect mandatory or life expectancy distributions under the Code.

o    Returns of excess contributions made to these plans.

o Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement under section 401(a) of the Code (such as 401(k) plans).

Please see the chart following for more information on Class B CDSC waivers.

Class B  CDSC Waiver Chart

                         ERISA Plans                                  Non-ERISA Plans

                      401(a) Plan,
Type of Distribution  401(k) Plan or     Supplemental                          IRA or             Non-Retirement
                      403(b) Plan        403(b) Plan        457 Plan           IRA Rollover       Plan

Death or Disability   Waived             Waived             Waived             Waived             Waived

Over 70 1/2           Waived             Waived             Waived             Waived for         Waived for up to
                                                                               mandatory          12% of account
                                                                               distributions or   value annually
                                                                               up to 12% of       in periodic
                                                                               account value      payments
                                                                               annually in
                                                                               periodic payments

Between               Waived             Waived             Waived             Waived for Life    Waived for up to
59 1/2and 70 1/2                                                                 Expectancy or up   12% of account
                                                                               to 12% of          value annually
                                                                               account value      in periodic
                                                                               annually in        payments
                                                                               periodic payments

Under 59 1/2          Waived             Waived for         Waived for         Waived for         Waived for up to
                                         annuity payments   annuity payments   annuity payments   12% of account
                                         (72t) or up to     (72t) or up to     (72t) or up to     value annually
                                         12% of account     12% of account     12% of account     in periodic
                                         value annually     value annually     value annually     payments
                                         in periodic        in periodic        in periodic
                                         payments           payments           payments

Loans                 Waived             Waived             N/A                N/A                N/A

Termination of Plan   Not Waived         Not Waived         Not Waived         Not Waived         N/A

Hardships             Waived             Waived             Waived             N/A                N/A

Return of Excess      Waived             Waived             Waived             Waived             N/A

Any shareholder who qualifies for a CDSC waiver under one of these situations must notify the funds' transfer agent, Boston Financial Data Services ("BFDS"), at the time such shareholder requests a redemption. (See "Contacting the Funds' Transfer Agent" in the prospectus.) The waiver will be granted once BFDS has confirmed that the shareholder is entitled to the waiver.


Special Redemptions

Although no fund would normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities held by the fund as prescribed by the Trustees. When the shareholder were to sell portfolio securities received in this fashion the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, each fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund's NAV at the beginning of such period.

NET ASSET VALUE OF SHARES

The NAV per share is calculated as of 3:00 p.m. central time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Shares will be sold and redeemed at the NAV per share next determined after receipt of the purchase order or request for redemption.

The NAV per share was initially set at $10.00 per share for each fund other than the Cash Reserves Fund.

The NAV per share was initially set at $1.00 per share for the Cash Reserves Fund (see below).

Cash Reserves Fund

The Trustees have determined that the best method currently available for determining the NAV for the Cash Reserves Fund is the amortized cost method. The Trustees will utilize this method pursuant to Rule 2a-7 of the 1940 Act. The use of this valuation method will be continuously reviewed and the Trustees will make such changes as may be necessary to assure that assets are valued fairly as determined by the Trustees in good faith. Rule 2a-7 obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives, to stabilize the NAV per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Trustees will take such steps as they consider appropriate, (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Rule requires that the Cash Reserves Fund limit its investments to instruments which the Trustees determine will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Cash Reserves Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Cash Reserves Fund will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the Cash Reserves Fund to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Cash Reserves Fund will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares the Cash Reserves Fund has computed by dividing the annualized daily income by the NAV will tend to be lower than if the valuation were based upon market prices and estimates.

Valuation Procedures

Common stocks that are traded on an established exchange or over-the-counter are valued on the basis of market price as of the end of the valuation period, provided that a market quotation is readily available. Otherwise, they are valued at fair value as determined in good faith by or at the direction of the Trustees.


Stripped treasury securities, long-term straight debt obligations, and non-convertible preferred stocks are valued using readily available market quotations, if available. When exchange quotations are used, the latest quoted sale price is used. If an over-the-counter quotation is used, the last bid price will normally be used. If readily available market quotations are not available, these securities are valued at market value as determined in good faith by or at the direction of the Trustees. Readily available market quotations will not be deemed available if an exchange quotation exists for a debt security, preferred stock, or security convertible into common stock, but it does not reflect the true value of the fund's holdings because sales have occurred infrequently, the market for the security is thin, or the size of the reported trade is considered not comparable to the fund's institutional size holdings. When readily available market quotations are not available, the fund will use an independent pricing service which provides valuations for normal institutional size trading units of such securities. Such a service may utilize a matrix system which takes into account appropriate factors such as institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. These valuations are reviewed by MEMBERS Capital Advisors. If MEMBERS Capital Advisors believes that a valuation still does not represent a fair value, it will present for approval of the Trustees such other valuation as MEMBERS Capital Advisors considers to represent a fair value. The specific pricing service or services to be used will be presented for approval of the Trustees.


Short-term instruments having maturities of sixty (60) days or less will be valued at amortized cost. Short-term instruments having maturities of more than sixty (60) days will be valued at market values or values based on current interest rates.

Options, stock index futures, interest rate futures, and related options which are traded on U.S. exchanges or boards of trade are valued at the closing price as of the close of the New York Stock Exchange.


MEMBERS Capital Advisors, at the direction of the Trustees, values the following at prices it deems in good faith to be fair:


     1.   Securities  (including  restricted   securities)  for  which  complete
          quotations are not readily available;


     2. Listed securities if, in MEMBERS Capital Advisors' opinion, the last sale price does not reflect the current market value or if no sale occurred; and


     3.   Other assets.

ADDITIONAL INVESTOR SERVICES AND PROGRAMS

The following discussion expands upon the section entitled "Additional Investor Services" in the prospectus.

Systematic Investment Program

As explained in the prospectus, the Trust has established a Systematic Investment Program. The program is subject to the following conditions:

o    The investments will be drawn on or about the day of the month indicated.

o Any shareholder's privilege of making investments through the Systematic Investment Program may be revoked by the Trust without prior notice if any investment by the shareholder is not honored by the shareholder's credit union or other financial institution.

o The program may be discontinued by the shareholder either by calling MEMBERS Mutual Funds or upon written notice to MEMBERS Mutual Funds which is received at least five (5) business days prior to the due date of any investment.

Systematic Withdrawal Program

As explained in the prospectus, the Trust has established a Systematic Withdrawal Program. Payments under this program represent proceeds arising from the redemption of fund shares. The maintenance of a Systematic Withdrawal Program concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the sales charges that may be imposed on new purchases. Therefore, a shareholder should not purchase shares of a fund at the same time as a Systematic Withdrawal Program is in effect for such shareholder with respect to that fund. The Trust reserves the right to modify or discontinue the Systematic Withdrawal Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice.

Exchange Privilege and Systematic Exchange Program

Shares of a fund which are subject to a CDSC may be exchanged into shares of any of other fund that are subject to a CDSC without incurring the CDSC; however, the shares acquired in the exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

The Trust reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange. The Trust may refuse any exchange order. The Trust may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. (See "Dividends, Distributions and Taxes.")


As explained in the prospectus, the Trust has established a Systematic Exchange Program. The Trust reserves the right to modify or discontinue the Systematic Exchange Program for any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan to all shareholders in the future. Any shareholder may terminate the program at any time by giving proper notice to BFDS.

Reinstatement or Reinvestment Privilege


If BFDS is notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 90 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same or another fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the same or any other fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from the redemption at NAV in additional shares of the class and fund from which the redemption was made. The new shares will not be subject to any CDSC.


To protect the interests of other investors in the funds, the Trust may cancel the reinvestment privilege of any parties that, in the opinion of the Trust, are using market timing strategies or making more than four exchanges per owner or controlling party per calendar year above and beyond any systematic or automated exchanges. Also, the Trust may refuse any reinvestment request.

The fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Taxes."

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each fund has qualified, and intends to continue to qualify, for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify for that treatment, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from futures contracts) derived with respect to its business of investing in securities; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.


For federal income tax purposes, the High Income Fund and Bond Fund have loss carryovers of $ , and $ , respectively, as of October 31, 2000, which if not offset by subsequent capital gains, will expire in . Additionally, the High Income Fund has a loss carryover of $ as of October 31, 2000, which if not offset by subsequent capital gains, will expire in .

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the International Stock Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The International Stock Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the fund; those amounts would be subject to the distribution requirements described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the income requirement. However, income from the disposition of foreign currencies that are not directly related to the fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if the securities are held for less than three months.

If a fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the fund's hedging transactions. To the extent this treatment is not available, a fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the fund to continue to qualify as a RIC.

The treatment of income dividends and capital gain distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's Investment Adviser or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

It is the intention of the Trust to distribute substantially all of the net investment income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax as follows:

     (i) Dividends on the Cash Reserves, Bond, and High Income Funds will be declared daily and reinvested monthly in additional full and fractional shares of the respective fund;

     (ii)Dividends of ordinary income from the Balanced Fund will be declared and reinvested monthly in additional full and fractional shares of the Balanced Fund;

    (iii)Dividends of ordinary income, if any, from the Growth and Income Fund will be declared and reinvested quarterly in additional full and fractional shares of the Growth and Income Fund;


    (iv) Dividends of ordinary income, if any, from the Capital Appreciation, Mid-Cap Stock, Emerging Growth and International Stock Funds will be declared and reinvested annually in additional full and fractional shares of the respective fund; and


     (v) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under Commission rules, to the shareholders of each fund to which such gains are attributable.

Options and Futures Transactions

The tax consequences of options transactions entered into by a fund will vary depending on the nature of the underlying security, whether the option is written or purchased and finally, whether the "straddle" rules, discussed separately below, apply to the transaction. When a fund writes a call or a put option on an equity or convertible debt security, the treatment for federal income tax purposes of the premium that it receives will, subject to the straddle rules, depend on whether the option is exercised. If the option expires unexercised, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the amount of the premium) without regard to any unrealized gain or loss on the underlying security. Any such gain or loss will be short-term capital gain or loss, except that any loss on a "qualified" covered call stock option that is not treated as part of a straddle may be treated as long-term capital loss. If a call option written by a fund is exercised, the fund will recognize a capital gain or loss from the sale of the underlying security, and will treat the premium as additional sales proceeds. Whether the gain or loss will be long-term or short-term will depend on the holding period of the underlying security. If a put option written by a fund is exercised, the amount of the premium will reduce the tax basis of the security that the fund then purchases.

If a put or call option that a fund has purchased on an equity or convertible debt security expires unexercised, the fund will realize a capital loss equal to the cost of the option. If the fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the fund's holding period in the option. If the fund exercises such a put option, it will realize a short-term gain or loss (long-term if the fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid. If the fund exercises such a call option, the premium paid for the option will be added to the tax basis of the security purchased.

One or more funds may invest in Section 1256 contracts. Section 1256 contracts generally include options on nonconvertible debt securities (including securities of U.S. Government agencies or instrumentalities), options on stock indexes, futures contracts, options on futures contracts and certain foreign currency contracts. Options on foreign currency, futures contracts on foreign currency, and options on foreign currency futures will qualify as Section 1256 contracts if the options or futures are traded on or subject to the rules of a qualified board or exchange. In general, gain or loss on Section 1256 contracts will be treated as 60% long-term and 40% short-term capital gain or loss ("60/40"), regardless of the period of time particular positions are actually held by a fund. In addition, any Section 1256 contracts held at the end of each taxable year (and on October 31 of each year for purposes of determining the amount of capital gain net income that a fund must distribute to avoid liability for the 4% excise tax) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Straddles

Hedging transactions undertaken by a fund may result in "straddles" for federal income tax purposes. Straddles are defined to include "offsetting positions" in actively-traded personal property. Under current law, it is not clear under what circumstances one investment made by a fund, such as an option or futures contract, would be treated as "offsetting" another investment also held by the fund, such as the underlying security (or vice versa) and, therefore, whether the fund would be treated as having entered into a straddle. In general, investment positions may be "offsetting" if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain "qualified" covered call stock options written by a fund may be treated as not creating a straddle).

To the extent that the straddle rules apply to positions established by a fund, losses realized by the fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the fund may be converted to short-term gains.

Each fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Distributor

Shares of the Trust are offered continuously. The shares are currently issued and redeemed through the distributor, CUNA Brokerage, pursuant to a Distribution Agreement between the Trust and CUNA Brokerage. The principal place of business of CUNA Brokerage is 5910 Mineral Point Road, Madison, Wisconsin 53705. CUNA Brokerage is owned by CUNA Mutual Investment Corporation which in turn is owned by CUNA Mutual Insurance Society. Shares of the Trust are purchased and redeemed at NAV (see "Net Asset Value of Shares" below). The Distribution Agreement provides that CUNA Brokerage will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders.


The aggregate dollar amount of underwriting commission paid to and retained by the underwriter was $ _____ for the fiscal year ending October 31, 2000.


CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, the Trust may disclose yields, total returns, and other performance data. Such performance data will be computed, or accompanied by performance data computed in accordance with the standards defined by the Commission.

Cash Reserves Fund Yields

From time to time, sales literature may quote the current annualized yield of the Cash Reserves Fund for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account having a balance of one share at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in value reflects net income from the fund attributable to the hypothetical account. Current yield is calculated according to the following formula:

                    Current Yield = ((NCS - ES)/UV) x (365/7)

Where:

NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES = per share expenses attributable to the hypothetical account for the seven-day period.

UV   = the share value for the first day of the seven-day period.

The current yield based on the 7 days ended on the date of the balance sheet included in the registration statement is % for Class A and % for Class B. The current effective yield based on the 7 days ended on the date of the balance sheet included in the registration statement is % for Class A and % for Class B.



Effective yield is calculated according to the following formula:

                 Effective yield = (1 + ((NCS-ES)/UV))365/7 - 1
Where:

NCS = the net change in the value of the Cash Reserves Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one share.

ES = per share expenses attributable to the hypothetical account for the seven-day period.

UV   = the share value for the first day of the seven-day period.

The current and effective yields on amounts held in the Cash Reserves Fund normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Cash Reserves Fund's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Yields on amounts held in the Cash Reserves Fund may also be presented for periods other than a seven-day period.

Other Fund Yields

From time to time, sales literature may quote the current annualized yield of one or more of the funds (other than the Cash Reserves Fund) for 30-day or one-month periods. The annualized yield of a fund refers to income generated by the fund during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

The yield is computed by: 1) dividing the net investment income of the fund for the period; by 2) the maximum offering price per share on the last day of the period times the daily average number of shares outstanding for the period; by
3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. The 30-day or one-month yield is calculated according to the following formula:

                  Yield = 2 x (((NI - ES)/(U x UV)) + 1)6 - 1)
Where:

NI = net income of the fund for the 30-day or one-month period attributable to the fund's shares.

ES   = expenses of the fund for the 30-day or one-month period.

U    = the average number of shares outstanding.

UV = the share value at the close (highest) of the last day in the 30-day or one-month period.

The yield normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A fund's actual yield is affected by the types and quality of portfolio securities held and operating expenses.

Average Annual Total Returns

From time to time, sales literature may also quote average annual total returns for Class A shares net of sales charges for one or more of the funds for various periods of time. The one year average annual total return for the calendar year ending December 31, 2000 for each of the funds is:


              Average Annual Total Returns as of December 31, 2000

                Cash Reserves Fund                       %
                Bond Fund                                %
                Balanced Fund                            %
                High Income Fund                         %
                Growth and Income Fund                   %
                Capital Appreciation Fund                %
                International Stock Fund                 %


When a fund has been in operation for 5 and 10 years, respectively, the average annual total returns for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month or calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

The total return is calculated according to the following formula:

                              TR = ((ERV/P)1/N) - 1
Where:

TR   = the average annual total return net of any fund recurring charges.

ERV = the ending redeemable value of the hypothetical account at the end of the period.

P    = a hypothetical initial payment of $1,000.

N    = the number of years in the period.

Other Total Returns

From time to time, sales literature may also disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
Where:

CTR = The cumulative total return net of any fund recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    = A hypothetical single payment of $1,000.

LEGAL COUNSEL

Sutherland, Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Trust and certain of its affiliates.

FINANCIAL STATEMENTS

Data from the most recent annual report begins on the next page.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)(1) Declaration of Trust incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on June 19, 1997 as exhibit 1.

(a)(2) Resolution amending Declaration of Trust dated February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(b)      N/A

(c)      N/A

(d)(1) Investment Management Agreement with CIMCO Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(a).

(d)(2) Amendment No. 1 to Management Agreement with CIMCO Inc. effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001.

(d)(4) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(b).

(d)(5) Investment Sub-Advisory Agreement with Massachusetts Financial Services Company for the Emerging Growth Fund effective February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(d)(6)   Investment   Sub-Advisory  Agreement  with  IAI  International  Limited incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(c).

(d)(7)   Investment   Sub-Advisory   Agreement  with  Lazard  Asset   Management
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 5(d).

(d)(8)   Investment   Sub-Advisory   Agreement  with   Lazard  Asset  Management
         effective October 31, 2000.

(d)(9) Investment Sub-Advisory Agreement with Wellington Management Company, llp to be filed by post-effective amendment.

(e) Distribution Agreement with CUNA Brokerage Services, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 6.

(f)      N/A

(g)(1) Custody Agreement with State Street Bank and Trust Company incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 8.

(g)(2) Agreement with State Street Bank and Trust Company to add the Emerging Growth Fund incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001.

(h)(1) Administration Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(a).

(h)(2) Transfer Agency and Services Agreement with First Data Investors Services Group, Inc. incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 9(b).

(h)(3) Administration Agreement with State Street Bank and Trust Company, to be filed by post-effective amendment.

(h)(4) Transfer Agency and Service Agreement with State Street Bank and Trust Company, to be filed by post-effective amendment.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000.

(i)      Opinion  and  Consent  of   Sutherland,   Asbill  &  Brennan  LLP.

(j)(1)   Consent of PricewaterhouseCoopers LLP

(k)      N/A

(l)(1) Subscription Agreement with CUNA Mutual Insurance Society incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(a).

(l)(2)   Subscription   Agreement  with  CUNA  Mutual  Life  Insurance   Company
         incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on November 12, 1997 as exhibit 13(b).

(l)(3) Subscription Agreement with CUMIS incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 10, 1999.

(l)(4)   Subscription   Agreement  with  CUMIS  Insurance  Society,  Inc.  dated
         February 17, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(1) Service Plan for Class A Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(a).

(m)(2) Supplement No. 1 to Service Plan for Class A Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001.

(m)(4) Distribution Plan for Class B Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on September 17, 1997 as exhibit 15(b).

(m)(5) Supplement No. 1 to Distribution Plan for Class B Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001.

(m)(7) Service Plan for Class D Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(m)(8) Supplement No. 1 to Service Plan for Class D Shares dated February 1, 2000 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001.

(n) Plan of Multiple Classes of Shares incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on December 11, 1998.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000.

(p)(3) Lazard Asset Management Code of Ethics incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.


(p)(4) CUNA Brokerage Services, Inc. Code of Ethics dated September 1, 1997 incorporated herein by reference to Registration Statement on Form N-1A (333-29511) filed on February 23, 2000.

Other Exhibits

Powers of Attorney

Item 24.  Persons Controlled by or Under Common Control With Registrant

See the caption in Part A entitled "Portfolio Management" and Part B "Management of the Trust" for a description of related parties.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contractowners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   ORGANIZATIONAL CHART AS OF December 8, 2000

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

              a.       CUMIS Insurance Society, Inc.
                       Business: Corporate Property/Casualty Insurance May 23, 1960*
                       State of domicile: Wisconsin

              CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

                       (1)  Credit Union Mutual Insurance Society
                              New Zealand Ltd.
                            Business: Fidelity Bond Coverage
                            November l, 1990*
                            State of domicile: Wisconsin

              b.            CUNA Brokerage Services, Inc.
                            Business: Brokerage
                            July 19, 1985*
                            State of domicile: Wisconsin

              c.            CUNA Mutual General Agency of Texas, Inc.
                            Business: Managing General Agent
                            August 14, 1991*
                            State of domicile: Texas

              d.            MEMBERS Life Insurance Company
                            Business: Credit Disability/Life/Health
                            February 27, 1976*
                            State of domicile: Wisconsin
                            Formerly CUMIS Life & CUDIS

              e.            International Commons, Inc.
                            Business: Special Events
                            January 13, 1981*
                            State of domicile: Wisconsin

              f.            CUNA Mutual Mortgage Corporation
                            Business: Mortgage Servicing
                            November 20, 1978* Incorporated
                            December 1, 1995 Wholly Owned
                            State of domicile: Wisconsin

              g.            CUNA Mutual Insurance Agency, Inc.
                            Business: Leasing/Brokerage
                            March 1, 1974*
                            State of domicile: Wisconsin
                            Formerly CMCI Corporation

              h.            Stewart Associates Incorporated
                            Business:  Credit Insurance
                            March 6, 1998
                            State of domicile:  Wisconsin

              i.            CMG Mortgage Assurance Company
                            Business: Private Mortgage Insurance
                            50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Company October 1, 2000
                            State of domicile: California

              j.            CUNA Mutual Business Services, Inc.
                            Business: Financial Services
                            Incorporated April 22, 1974
                            Wholly owned March 6, 2000
                            State of domicile: Wisconsin

              k.            League Insurance Agency
                            Business: Insurance Agency
                            October 1, 2000
                            State of domicile: Connecticut

                            League Insurance Agency is the 100% owner of the following subsidiary:

                            Member Protection Insurance Plans
                            Business: Insurance Agency
                            October 1, 2000
                            State of domicile: Connecticut

      CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

     (1)      CM Field Services, Inc.
              Business: Serves Agency Field Staff
              January 26,1994*
              State of domicile: Wisconsin

     (2)      CUNA Mutual Insurance Agency of Alabama, Inc.
              Business: Property & Casualty Agency
              May 27, 1993
              State of domicile: Alabama

     (3)      CUNA Mutual Insurance Agency of New Mexico, Inc.
              Business: Brokerage of Corporate & Personal Lines
              June 10, 1993*
              State of domicile: New Mexico

     (4)      CUNA Mutual Insurance Agency of Hawaii, Inc.
              Business: Property & Casualty Agency
              June 10, 1993*
              State of domicile: Hawaii

     (5)      CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
              Business: Property & Casualty Agency
              June 24, 1993 *
              State of domicile: Mississippi

     (6)      CUNA Mutual Insurance Agency of Kentucky, Inc.
              Business: Brokerage of Corporate & Personal Lines
              October 5, 1994*
              State of domicile: Kentucky

     (7)      CUNA Mutual Insurance Agency of Massachusetts, Inc.
              Business: Brokerage of Corporate & Personal Lines
              January 27, 1995*
              State of domicile: Massachusetts

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18,1981*
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business:  Life and Health
     July 4, 1985*
     Country of domicile:  Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd is the owner of the following subsidiary:

     (1)      CUNA Mutual Life Australia, Ltd.
              Business: Life insurance
              October 15, 1999
              Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C. U. Family Insurance Services, Inc./Colorado
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Colleague Services Corporation
     September 1, 1981

2.   C. U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

3.   The CUMIS Group Limited
     63.3% ownership by CUNA Mutual Insurance Society

4.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

5.   CUNA Mutual Insurance Agency of Ohio, Inc.
     1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
     99% of value-owned by CUNA Mutual Insurance Agency, Inc. Due to Ohio regulations, CUNA Mutual Insurance Agency, Inc. holds no voting stock in this corporation.
     June 14, 1993

6.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Investment Corporation 50% ownership by PMI Mortgage Insurance Co.
     April 14, 1994

7.   Cooperators Life Assurance Society Limited (Jamaica)
     CUNA Mutual Insurance Society owns 122,500 shares
     Jamaica Co-op Credit Union League owns 127,500 shares
     May 10, 1990

8.   CU Interchange Group, Inc.
     Owned by CUNA Strategic Services, Inc. and various state league organizations
     December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

10.  CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

10.  Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 29, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

11.  finsure.australia limited
     50% ownership by CUNA Mutual Australia Holding Company Pty. Limited 50% ownership by CUSCAL
     October 15, 1999

12.  CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

13.  CUNA Strategic Services Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

Limited Liability Companies

1.   "Sofia LTD." (Ukraine)
     99.96% CUNA Mutual Insurance Society
     .04% CUMIS Insurance Society, Inc.
     March 6, 1996

2.   'FORTRESS' (Ukraine)
     80% "Sofia LTD."
     19% The Ukrainian National Association of Savings and Credit Unions 1% Service Center by UNASCU
     September 25, 1996

3.   MEMBERS Development Company LLC
     49 % CUNA Mutual Investment Corporation
     51% Credit Unions & CUSOs
     September 24, 1999

4.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society 33.3% ownership by CUNA & Affiliates 33.3% ownership by American Association of Credit Union Leagues
     January 5, 2000

Affiliated (Nonstock)

1.   MEMBERS Prime Club, Inc.
     August 8, 1978

2.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

3.   CUNA Mutual Life Insurance Company
     July 1, 1990

                       CUNA Mutual Life Insurance Company
                  ORGANIZATIONAL CHART AS OF September 22, 2000

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO))
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. (f/k/a CIMCO Inc. (CIMCO)) is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds

2.   Plan America Program, Inc.
     A Maine Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     March 9, 1995

3.   CMIA Wisconsin Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

Item 25.  Indemnification

         As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated May 16, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         The Investment Adviser for the MEMBERS Mutual Fund is MEMBERS Capital Advisors, Inc. See the caption in Part A entitled "Portfolio Management" for a more complete description.

         The officers and directors of the Investment Adviser are as follows:

NAME/ADDRESS               POSITION HELD

Michael S. Daubs           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     President
Madison, WI 53705          1982-Present
                           Director
                           1995-Present

                           CUNA Mutual Insurance Society
                           Chief Officer - Investment
                           1990-Present

                           CUNA Mutual Life Insurance Company
                           Chief Officer - Investment
                           1989-Present

Kimberly M. Gant           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Assistant Treasurer
Madison, WI 53705          1999-Present

Tracy K. Gunderson         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Assistant Secretary
Madison, WI 53705          1999-Present

Lawrence R. Halverson      MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          1996-Present
                           Vice President
                           1988-Present
                           Secretary
                           1992-1999

                           CUNA Brokerage Services, Inc.
                           President
                           1996-1998
                           Director
                           1996-Present

Joyce A. Harris            MEMBERS Capital Advisors, Inc.
PO Box 7130                Director and Chair
Madison, WI  53707         1992 - Present

                           Telco Community Credit Union
                           President, Chief Executive Officer
                           1978- Present

James C. Hickman           MEMBERS Capital Advisors, Inc.
975 University Avenue      Director
Madison, WI 53706          1992 - Present

                           University of Wisconsin
                           Professor
                           1972 - Present

Mary E. Hoffmann           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Treasurer
Madison, WI 53705          2000 - Present

Michael B. Kitchen         MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Director
Madison, WI 53705          1995 - Present

                           CUNA Mutual Insurance Society
                           President and Chief Executive Officer
                           1995- Present

                           CUNA Mutual Life Insurance Company
                           President and Chief Executive Officer
                           1995 - Present

Daniel J. Larson           MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Vice President
Madison, WI 53705          1995 - Present

Thomas J. Merfeld          MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President & Secretary
Madison, WI 53705          2000 - Present
                           Vice President
                           1994 - 2000

George A. Nelson           MEMBERS Capital Advisors, Inc.
PO Box 44965               Director and Vice Chair
Madison, WI 53744          1992 - Present

                           Evening Telegram Co. - WISC-TV
                           Vice President
                           1982 - Present

Jeffrey B. Pantages        MEMBERS Capital Advisors, Inc.
5910 Mineral Point Rd.     Senior Vice President
Madison, WI 53705          1998-Present

Item 27.  Distributor

a. CUNA Brokerage Services, Inc., a registered broker-dealer, is the principal Distributor of the shares of the MEMBERS Mutual Funds. CUNA Brokerage Services, Inc. does not act as principal underwriter, depositor or investment adviser for any investment company other than the Registrant, the Ultra Series Fund, CUNA Mutual Life Variable Account, and CUNA Mutual Life Variable Annuity Account.

b. The officers and directors of CUNA Brokerage Services, Inc. are as follows:

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant
------------------                  --------------------               -----------------

Joseph L. Bauer*                    Assistant Treasurer                Finance Reporting Operations Manager

Wayne A. Benson*                    Director & President               Chief Officer - Sales

Donna C. Blankenheim*               Assistant Secretary                Vice President
                                                                       Corporate Secretary

Timothy L. Carlson**                Assistant Treasurer                None

Jan C. Doyle*                       Assistant Secretary                Corporate Services Manager

Mark Eisenmann*                     Associate Compliance               Assistant Director - Insurance & Officer Securities Market

David S. Emery*                     Vice President                     Division Vice President Credit
9500 Cleveland Ave. #210                                               Union Services
Rancho Cucamonga, CA 91730

John C. Fritsche                    Assistant Vice President           None
4455 LBJ Freeway
Suite 1108
Dallas, TX 75244

James E. Gowan*                     Director                           Vice President Relationship Management Sales

Tracy K. Gunderson*                 Assistant Secretary                Recording Secretary/Technical Writer

Lawrence R. Halverson*              Director                           None

John W. Henry*                      Director & Vice President          Vice President

Michael G. Joneson*                 Secretary & Treasurer              Forecasting & Planning Vice President, Finance

Daniel J. LaRocque*                 Vice President                     Vice President & Deputy General
                                                                       Counsel

Marcia L. Martin**                  Director & Assistant Vice          Assistant Vice President
                                    President                          Broker/Dealer Ops

Campbell D. McHugh*                 Compliance Officer                 Assistant Vice President, Associate General Counsel

Daniel E. Meylink, Sr.*             Director                           Chief Officer - Members Services

Andrew C. Osen*                     Associate Compliance               Assistant Counsel
                                    Officer

Faye A. Patzner*                    Vice President - General           Senior Vice President and General
                                    Counsel                            Counsel

Brian L. Schroeder*                 Associate Compliance               Assistant Director, Insurance &
                                    Officer                            Securities Market

Barbara L. Secor**                  Assistant Secretary                None

Helen W. Wagabaza*                  Assistant Secretary                Recording Secretary/Technical Writer

John W. Wiley*                      Associate Compliance Officer       Assistant Director, Insurance Market Conduct

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.


c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by:

         a.       MEMBERS Capital Advisors, Inc.
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         b.       CUNA Mutual Insurance Society
                  5910 Mineral Point Road
                  Madison, Wisconsin 53705

         c.       Boston Financial Data Services
                  66 Brooks Drive
                  Braintree, MA 02184

         d.       State Street Bank & Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the day of December 14, 2000.


                             MEMBERS Mutual Funds


                       By:   /s/ Lawrence R. Halverson
                             Lawrence R. Halverson
                             Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act and Investment Company Act, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin on the dates indicated.

SIGNATURES AND TITLE                                  DATE

/s/ Holly S. Baggot                                   December 14, 2000
Holly S. Baggot, Secretary

/s/ Gwendolyn M. Boeke*
Gwendolyn M. Boeke, Trustee

/s/ Michael S. Daubs                                  December 14, 2000
Michael S. Daubs, Trustee and Chairman

/s/ Alfred L. Disrud*
Alfred L. Disrud, Trustee

/s/ Lawrence R. Halverson                             December 14, 2000
Lawrence R. Halverson, Trustee, President
and Principal Executive Officer

/s/ Mary E. Hoffmann                                  December 14, 2000
Mary E. Hoffmann, Treasurer

/s/ Kevin S. Thompson                                 December 14, 2000
Kevin S. Thompson, Attorney-in-Fact

/s/ Thomas C. Watt*
Thomas C. Watt, Trustee

*Pursuant to Powers of Attorney

                                  EXHIBIT INDEX

Exhibit
Number      Description

(d)(3) Amendment No. 2 to Management Agreement with CIMCO Inc. (n/k/a MEMBERS Capital Advisors, Inc.) effective February 15, 2001.

(d)(8)   Investment   Sub-Advisory   Agreement  with  Lazard  Asset   Management
         effective October 31, 2000.

(d)(9) Investment Sub-Advisory Agreement with Wellington Management Company, llp to be filed by post-effective amendment.

(g)(3) Amendment No. 2 to Custodian Agreement with State Street Bank and Trust Company effective February 15, 2001.

(h)(3) Administration Agreement with State Street Bank and Trust Company to be filed by post-effective amendment.

(h)(4) Transfer Agency and Service Agreement with State Street Bank and Trust Company to be filed by post-effective amendment.

(h)(5) Investment Accounting Agreement with State Street Bank and Trust Company effective October 28, 2000.

(i) Opinion and Consent of Sutherland, Asbill & Brennan LLP to be filed by post-effective amendment.

(j)(1) Consent of PricewaterhouseCoopers LLP to be filed by post-effective amendment.

(m)(3) Supplement No. 2 to Service Plan for Class A Shares dated February 15, 2001.

(m)(6) Supplement No. 2 to Distribution Plan for Class B Shares dated February 15, 2001.

(m)(9) Supplement No. 2 to Service Plan for Class D Shares dated February 15, 2001.

(p)(1) Amended and Restated MEMBERS Mutual Funds Code of Ethics dated June 1, 2000, 1997.

(p)(2) Massachusetts Financial Services Company Code of Ethics dated September 1, 2000.


Other Exhibits

Powers of Attorney

                                 Exhibit (d)(3)

                              MEMBERS MUTUAL FUNDS

                     AMENDMENT NO. 2 TO MANAGEMENT AGREEMENT


         Effective February 15, 2001, pursuant to adoption by the Board of Trustees on December 6, 2000, the following amendments are made to the MEMBERS Mutual Funds Management Agreement dated October 1, 1997.

1. Paragraph No. 1 of the Recitals section of the Management Agreement is amended to read as follows:

         "1. The Trust is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of nine investment portfolios (each, a "Fund") designated as Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Stock Fund, Emerging Growth Fund, and International Stock Fund, each such Fund having its own investment objective;"

         2. Article III entitled Compensation of Manager is amended to add the following annual rate to the current list of rates:

         "Mid-Cap Stock    0.95%"



                                 MEMBERS Mutual Funds

                                 By:      /s/ Lawrence R. Halverson
                                 Name: Lawrence R. Halverson
                                 Title:    President
ATTEST:

/s/ Renee Benoy

                                 MEMBERS Capital Advisors, Inc.

                                 By:      /s/ Michael S. Daubs
                                 Name:  Michael S. Daubs
                                 Title:    President
ATTEST:

/s/ Candy Davis

                                 Exhibit (d)(8)

                                     AMENDED
                        INVESTMENT SUB-ADVISORY AGREEMENT
                             Lazard Asset Management

         THIS INVESTMENT SUB-ADVISORY AGREEMENT ("Agreement"), made this 31st day of October, 2000, by and between MEMBERS Capital Advisors, Inc., an Iowa corporation (the "Adviser"), and Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Sub-Adviser").

         Adviser and Sub-Adviser agree as follows:

1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the International Stock Portfolio (the "Portfolio") of MEMBERS Mutual Funds (the "Fund"). Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers, the named sub-adviser, and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and MEMBERS Capital Advisors from time to time. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by MEMBERS Capital Advisors. Advisor shall be responsible for determining the asset allocation of the Portfolio between three classes of securities: 1) securities contained in the EAFE index, 2) international small-cap securities, and 3) emerging markets securities. A different subadvisory fee will be paid for each of the three classes as described in
Section 9.

2. Sub-Adviser hereby accepts employment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolios and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolios shall be held in various securities, cash or other investments. Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio's assets.

4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes.

5. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's board of Trustees and set forth in the Fund's current registration statement.

         In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Fund's board of Trustees are those disclosed in the Fund's currently effective registration statement. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

6. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients provided that the Adviser is not treated less favorably than other clients of Sub-Adviser. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

7. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

8. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's board of Trustees and set forth in the Fund's current registration statement; (b) the provisions of the Advisers Act; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

9. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each quarter a fee based on the average daily net assets of the following annual rates:

                  EAFE Subportfolio:

                           First $25 million                      0.65%
                           Next $25 million                       0.55%
                           Above $50 million                      0.50%

                  Emerging Markets Subportfolio                   0.75%

                  International Small Cap Subportfolio            0.75%

Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

         During any period when the determination of net asset value is suspended, the net asset value of the Portfolios as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

10. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), all records relating to the Portfolio's investments within the control of Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.

         Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser.

11. Sub-Adviser agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if Adviser or the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities provided, however, the Sub-Adviser may disclose the name of the Fund on any representative client list and may include the performance of the subportfolios in any composite of performance.

12. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Nothing herein shall be deemed to waive any right the Adviser of the Fund may have against the Sub-Adviser under federal or state securities or other laws.

13. This Agreement shall not become effective unless and until it is approved by the board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the board of Trustees of the Fund, or by the vote of a majority of the outstanding votes attributable to the shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

14. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of Trustees, or by vote of a majority of the outstanding votes attributable to the shares of the class of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio.

15. This Agreement may be amended by either party only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

16. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes attributable to the shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such votes attributable to the shares are present or represented by proxy or (b) more than 50% of the votes attributable to the shares of such class.

17. This Agreement shall be construed in accordance with laws of the Iowa, and applicable provisions of the Advisers Act and 1940 Act.

18. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                 MEMBERS Capital Advisors, Inc.


                                 By: /s/ Michael S. Daubs
                                 Michael S. Daubs, President

ATTEST:


/s/ Kevin Thompson

                                 Lazard Asset Management
                                 a Division of Lazard Freres & Co. LLC


                                 By: /s/ Robert P. Morgenthau

                                 Title: Managing Director

ATTEST:


/s/ Amy M. Stevens

                                 Exhibit (g)(3)

                              MEMBERS MUTUAL FUNDS
                               AMENDMENT NO. 2 TO
                               CUSTODIAN AGREEMENT

         This Amendment No. 2 to Custodian Agreement is made as of February 15, 2001, by and between the MEMBERS MUTUAL FUNDS, a Delaware Business Trust (the "Fund"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts State chartered bank trust company ("State Street").

1.       The parties entered into a Custodian Agreement dated October 28, 1997.
2. The parties amended the Custodian Agreement by letter on February 4, 2000.
3.       The Fund is instituting a new  portfolio,  to be known as Mid-Cap Stock
         Fund.
3. The parties agree to amend Exhibit B of the Custodian Agreement to read as follows:

                                    EXHIBIT B
Portfolios of the MEMBERS Mutual Funds

         Cash Reserves Fund
         Bond Fund
         Balanced Fund
         High Income Fund
         Growth and Income Fund
         Capital Appreciation Fund
         Mid-Cap Stock Fund
         Emerging Growth Fund
         International Stock Fund

Furthermore, the parties hereby amend the Custodian Agreement by adding the following to the Agreement:

         The Fund may add new portfolios to Exhibit B of the Custodian Agreement from time to time by written notice, provided that State Street consents to such addition. Rates or charges for each additional portfolio shall be as agreed upon by State Street and the Fund in writing.

         The Fund and State Street hereby ratify and confirm the Custodian Agreement and agree that it remains in full force and effect and is binding upon the parties in accordance with its terms, as amended hereby.

         In witness whereof, the parties hereto have caused this Amendment to be executed by their duly authorized representatives designated below as of the day and year first above written.

MEMBERS MUTUAL FUNDS             STATE STREET BANK AND TRUST COMPANY

By:  /s/ Lawrence R. Halverson
Lawrence R. Halverson            By:  _______________________
President

                                 Exhibit (h)(5)

                         INVESTMENT ACCOUNTING AGREEMENT

         THIS AGREEMENT is made effective the 28th day of October, 2000; by and between STATE STREET BANK AND TRUST COMPANY, a trust company chartered under the laws of the Commonwealth of Massachusetts, having its principal office and place of business at 225 Franklin. Street, Boston, Massachusetts 02110 ("State Street"), and each registered investment company listed on Schedule A hereto, as it may be amended from time to time, incorporated herein by reference, each having its principal office and place of business at MEMBERS Capital Advisors, Inc., 5910 Mineral Point Road, Madison, Wisconsin (each a "Fund").

                                   WITNESSETH:

         WHEREAS, Fund desires to appoint State Street as its agent to perform certain investment accounting and recordkeeping functions for the assets of the Fund's investment portfolio or portfolios (each a "Portfolio", and collectively the "Portfolios"); and

         WHEREAS, State Street is willing to accept such appointment on the terms and conditions hereinafter set forth;

         NOW THEREFORE, for and in consideration of the mutual promises contained herein, the parties hereto, intending to be legally bound, mutually covenant and agree as follows:

1. APPOINTMENT OF AGENT. Fund hereby constitutes and appoints State Street as its agent to perform certain accounting and recordkeeping functions relating to portfolio transactions required of a duly registered investment company under Rule 31a of the Investment Company Act of 1940, as amended (the "1940 Act") and to calculate the net asset value of the Portfolios.

2.        REPRESENTATIONS AND WARRANTIES.

         A.       Fund hereby  represents,  warrants and  acknowledges  to State
                  Street:

                  1. That it is a registered investment company duly organized and existing and in good standing under the laws of its state of organization, and that it is registered under the 1940 Act; and

                  2. That it has the requisite power and authority under applicable law, its articles of incorporation and its bylaws to enter into this Agreement; it has taken all requisite action necessary to appoint State Street as investment accounting and recordkeeping agent; this Agreement has been duly executed and delivered by Fund; and this Agreement constitutes a legal, valid and binding obligation of Fund, enforceable in accordance with its terms.

         B.       State Street hereby  represents,  warrants and acknowledges to
                  Fund:

                  1. That it is a trust company duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts; and

                  2. That it has the requisite power and authority under applicable law, its charter and its bylaws to enter into and perform this Agreement; this Agreement has been duly executed and delivered by State Street; and this Agreement constitutes a legal, valid and binding obligation of State Street, enforceable in accordance with its terms.

3.       DUTIES AND RESPONSIBILITIES OF THE PARTIES.

         A. Delivery of Accounts and Records. Fund will turn over or cause to be turned over to State Street all accounts and records needed by State Street to perform its duties and responsibilities hereunder fully and properly. State Street may rely conclusively on the completeness and correctness of such accounts and records.

         B. Accounts and Records. State Street will prepare and maintain, under the direction of and as interpreted by Fund, Fund's or Portfolio's accountants and/or other advisors, in complete, accurate and current form such accounts and records: (1) required to be maintained by Fund with respect to portfolio transactions under Section 31(a) of the 1940 Act and the rules and regulations from time to time adopted thereunder; (2)
                  required as a basis for calculation of each Portfolio's net asset value; and (3) as otherwise agreed upon by the parties. Fund will advise State Street in writing of all applicable record retention requirements, other than those set forth in the 1940 Act. State Street will preserve such accounts and records in the manner and for the periods prescribed in the 1940 Act or for such longer period as is agreed upon by the parties. Fund will furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by State Street to complete such accounts and records when such information is not readily available from generally accepted securities industry services or publications.

         C. Accounts and Records Property of Fund. State Street acknowledges that all of the accounts and records maintained by State Street pursuant hereto are the property of Fund, and will be made available to Fund for inspection or reproduction within a reasonable period of time, upon demand. State Street will assist Fund's independent auditors, or upon the prior written approval of Fund, or upon demand, any regulatory body, in any requested review of Fund's accounts and records but Fund will reimburse State Street for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from Fund of the necessary information or instructions, State Street will supply information from the books and records it maintains for Fund that Fund may reasonably request for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as Fund and State Street may agree upon from time to time.

         D. Adoption of Procedures. State Street and Fund may from time to time adopt such procedures as they agree upon, and State Street may conclusively assume that no procedure approved or directed by Fund, Fund's or Portfolio's accountants or other advisors conflicts with or violates any requirements of the prospectus, articles of incorporation, bylaws, any applicable law, rule or regulation, or any order, decree or agreement by which Fund may be bound. Fund will be responsible for notifying State Street of any changes in statutes, regulations, rules, requirements or policies which may impact State Street responsibilities or procedures under this Agreement.

           E. Valuation of Assets. State Street will value the assets of each Portfolio in accordance with Fund's Instructions utilizing the pricing sources designated by Fund ("Pricing Sources") on Exhibit A hereto. In the event that Fund specifies Reuters America, Inc., it will enter into the Agreement attached hereto as Exhibit B. State Street will calculate each Portfolio's net asset value in accordance with the Portfolio's registration statement and the Investment Company Act of 1940.

         F. Service Level Agreement. State Street and Fund will agree, from time to time, upon the terms of a separate Service Level Agreement.

   4.      INSTRUCTIONS.

         A. The term "Instructions", as used herein, means written (including telecopied, telexed, or electronically transmitted) or oral instructions which State Street reasonably believes were given by a designated representative of Fund. Fund will deliver to State Street, on or prior to the date hereof and thereafter from time to time as changes therein are necessary, written Instructions naming one or more designated representatives to give Instructions in the name and on behalf of Fund, which Instructions may be received and accepted by State Street as conclusive evidence of the authority of any designated representative to act for Fund and may be considered to be in full force and effect until receipt by State Street of notice to the contrary. Unless such written Instructions delegating authority to any person to give Instructions specifically limit such authority to specific matters or require that the approval of anyone else will first have been obtained, State Street will be under no obligation to inquire into the right of such person, acting alone, to give any Instructions whatsoever. If Fund fails to provide State Street any such Instructions naming designated representatives, any Instructions received by State Street from a person reasonably believed to be an appropriate representative of Fund will constitute valid and proper Instructions hereunder. The term "designated representative" may include Fund's or a Portfolio's employees and agents, including investment managers and their employees.

         B. No later than the next business day immediately following each oral Instruction, Fund will send State Street written confirmation of such oral Instruction. At State Street's sole discretion, State Street may record on tape, or otherwise, any oral Instruction whether given in person or via telephone, each such recording identifying the date and the time of the beginning and ending of such oral Instruction.

                  Fund will provide upon State Street's request a certificate signed by an officer or designated representative of Fund, as conclusive proof of any fact or matter required to be ascertained from Fund hereunder. Fund will also provide State Street Instructions with respect to any matter concerning this Agreement requested by State Street. If State Street reasonably believes that it could not prudently act according to the Instructions, or the instruction or advice of Fund's or a Portfolio's accountants or counsel, it may in its discretion, with notice to Fund, not act according to such Instructions.

5. LIMITATION OF LIABILITY OF STATE STREET. State Street is not responsible or liable for, and Fund will indemnify and hold State Street harmless from and against, any and all costs, expenses, losses, damages, charges, counsel fees (including, without limitation, disbursements and the allocable cost of in-house counsel), payments and liabilities which may be asserted against or incurred by State Street or for which State Street may be held to be liable, arising out of or attributable to:

         A. State Street's action or failure to act pursuant hereto; provided that State Street has acted in good faith and with reasonable care; and provided further, that in no event is State Street liable for consequential, special, or punitive damages;

         B. State Street's payment of money as requested by Fund, or the taking of any action which might make it or its nominee liable for payment of monies or in any other way; provided, however, that nothing herein obligates State Street to take any such action or expend its own monies except in its sole discretion;

         C. State Street's action hereunder upon any Instruction, advice, notice, request, consent, certificate or other instrument or paper appearing to it to be genuine and to have been properly executed, including any Instructions, communications, data or other information received by State Street by means of the Systems, as hereinafter defined, or any electronic system of communication;

         D. State Street's action or failure to act in good faith reliance on the advice or opinion of counsel for Fund or of its own counsel with respect to questions or matters of law, or on the Instruction, advice or statements of any officer or employee of Fund, or Fund's accountants or other authorized individuals, and other persons believed by it in good faith to be expert in matters upon which they are consulted;

          E. Any error, omission, inaccuracy or other deficiency in any Portfolio's accounts and records or other information provided to State Street by or on behalf of a Portfolio, including the accuracy of the prices quoted by the Pricing Sources or for the information supplied by Fund to value the assets, or the failure of Fund to provide, or provide in a timely manner, any accounts, records, or information needed by State Street to perform its duties hereunder;

         F. Fund's refusal or failure to comply with the terms hereof (including without limitation Fund's failure to pay or reimburse State Street under Section 5 hereof), Fund's negligence or willful misconduct, or the failure of any representation or warranty of Fund hereunder to be and remain true and correct in all respects at all times;

         G. The use or misuse, whether authorized or unauthorized, of the Systems or any electronic system of communication used hereunder, by Fund or by any person who acquires access to the Systems or such other systems through the terminal device, passwords, access instructions or other means of access to such Systems or such other system which are utilized by, assigned to or otherwise made available to Fund, except to the extent attributable to any negligence or willful misconduct by State Street;

         H. Loss occasioned by the acts, omissions, defaults or insolvency of any broker, bank, trust company, securities system or any other person with whom State Street may deal; and

         I. The failure or delay in performance of its obligations hereunder, or those of any entity for which it is responsible hereunder, arising out of or caused, directly or indirectly, by circumstances beyond the affected entity's reasonable control, including, without limitation: any interruption, loss or malfunction of any utility, transportation, computer (hardware or software) or communication service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; wax, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornadoes, acts of God or public enemy, revolutions, or insurrection.

6. COMPENSATION. In consideration for its services hereunder, Fund will pay to State Street the compensation set forth in a separate fee schedule, incorporated herein by reference, to be agreed to by Fund and State Street from time to time, and, upon demand, reimbursement for State Street's cash disbursements and reasonable out-of-pocket costs and expenses, including attorney's fees and disbursements, incurred by State Street in connection with the performance of services hereunder.

7. TERM AND TERMINATION. The initial term of this Agreement is for a period of three (3) years. Either Fund or State Street may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid, to the other party and received not less than ninety (90) days prior to the date upon which such termination will take effect. Upon termination hereof

         A.       Fund  will pay  State  Street  its fees and  compensation  due
                  hereunder  and  its  reimbursable  disbursements,   costs  and
                  expenses paid or incurred to such date;

         B.       Fund  will  designate  a  successor   which  may  be  Fund  by
                  Instruction to State Street; and

         C. State Street will, upon payment of all sums due to State Street from Fund hereunder or otherwise, deliver all accounts and records and other properties of Fund to the successor, or, if none, to Fund, at State Street's office.

         In the event that accounts, records or other properties remain in the possession of State Street after the date of termination hereof for any reason other than State Street's failure to deliver the same, State Street is entitled to compensation as provided in the then-current fee schedule for its services during such period, and the provisions hereof relating to the duties and obligations of State Street will remain in full force and effect.

8. NOTICES. Notices, requests, instructions and other writings addressed to Fund at the address set forth above, or at such other address as Fund may have designated to State Street in writing, will be deemed to have been properly given to Fund hereunder. Notices, requests, Instructions and other writings addressed to State Street at the address set forth above, Attention: Investment Accounting Department, or to such other address as it may have designated to Fund in writing, will be deemed to have been properly given to State Street hereunder.

9.       THE SYSTEMS; CONFIDENTIALITY.

         A. If State Street provides Fund direct access to the computerized investment portfolio recordkeeping and accounting systems used by State Street ("Systems") or if State Street and Fund agree to utilize any electronic system of communication, Fund agrees to implement and enforce appropriate security policies and procedures to prevent unauthorized or improper access to or use of the Systems or such other system.

         B. Fund will preserve the confidentiality of the Systems and the tapes, books, reference manuals, instructions, records, programs, documentation and information of, and other materials relevant to, the Systems and the business of State Street or its affiliates ("Confidential Information"). Fund agrees that it will not voluntarily disclose any such Confidential Information to any other person other than its own employees who reasonably have a need to know such information pursuant hereto. Fund will return all such Confidential Information to State Street upon termination or expiration hereof.

         C. Fund has been informed that the Systems are owned by State Street or licensed for use by State Street and its affiliates from one or more third parties ("Licensors"), and Fund acknowledges that State Street and Licensors have proprietary rights in and to the Systems and all other State Street or Licensor programs, code, techniques, know how, data bases, supporting documentation, data formats, and procedures, including without limitation any changes or modifications made at the request or expense or both of Fund (collectively, the "Protected Information"). Fund acknowledges that the Protected Information constitutes confidential material and trade secrets of State Street and Licensors. Fund will preserve the confidentiality of the Protected Information, and Fund hereby acknowledges that any unauthorized use, misuse, disclosure or taking of Protected Information, residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable law: Fund will so inform directors, officers, employees, representatives, advisors and agents who have access to the Protected Information or to any computer equipment capable of accessing the same. Licensors are intended to be and are third party beneficiaries of Fund's obligations and undertakings contained in this Section.

         D. Fund hereby represents and warrants to State Street that it has determined to its satisfaction that the Systems are appropriate and suitable for its use. THE SYSTEMS ARE PROVIDED ON AN AS IS, AS AVAILABLE BASIS. STATE STREET EXPRESSLY DISCLAIMS ALL WARRANTIES INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THOSE WARRANTIES EXPRESSLY STATED HEREIN.

10. MULTIPLE PORTFOLIOS. If Fund is comprised of more than one Portfolio, the following provisions apply:

         A. Each Portfolio will be regarded for all purposes hereunder as a separate party apart from each other Portfolio. Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to Fund is deemed to relate solely to the particular Portfolio to which such transaction relates. Under no circumstances will the rights, obligations or remedies with respect to a particular Portfolio constitute a right, obligation or remedy applicable to any other Portfolio. The use of this single document to memorialize the separate agreement as to each Portfolio is understood to be for clerical convenience only and will not constitute any basis for joining the Portfolios for any reason.

         B. Fund may appoint State Street as its investment accounting and recordkeeping agent for additional Portfolios from time to time by written notice, provided that State Street consents to such addition. Rates or charges for each additional Portfolio will be as agreed upon by State Street and Fund in writing.

11.      MISCELLANEOUS.

         A. This Agreement will be construed according to, and the rights and liabilities of the parties hereto will be governed by, the laws of the Commonwealth of Massachusetts, without reference to the choice of laws principles thereof.

         B. All terms and provisions hereof will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         C. The representations and warranties, the indemnifications extended hereunder, and the provisions of Section 9 hereof are intended to and will continue after and survive the expiration, termination or cancellation hereof.

         D. No provisions hereof may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

         E. The failure of either party to insist upon the performance of any terms or conditions hereof or to enforce any rights resulting from any breach of any of the terms or conditions hereof, including the payment of damages, will not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same will continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver, release or discharge of any party's rights hereunder will be effective unless contained in a written instrument signed by the party sought to be charged.

         F. The captions herein are included for convenience of reference only, and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         G. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument.

         H. If any provision hereof is determined to be invalid, illegal, in conflict with any law or otherwise unenforceable, the remaining provisions hereof will be considered severable and will not be affected thereby, and every remaining provision hereof will remain in full force and effect and will remain enforceable to the fullest extent permitted by applicable law.

         I. The benefits of this Agreement may not be assigned by either party nor may either party delegate all or a portion of its duties hereunder without the prior written consent of the other party. Notwithstanding the foregoing, Fund agrees that State Street may delegate all or a portion of its duties to an affiliate of State Street, provided that such delegation will not reduce the obligations of State Street under this Agreement.

         J. Neither the execution nor performance hereof will be deemed to create a partnership or joint venture by and between State Street and Fund or any Portfolio.

         K. Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by either party hereunder will not affect any rights or obligations of the other party hereunder.

         L. Notice is hereby given that a copy of Fund's Trust Agreement and all amendments thereto is on file with the Secretary of State of the state of its organization; that this Agreement has been executed on behalf of Fund by the undersigned duly authorized representative of Fund in his/her capacity as such and not individually; and that the obligations of this Agreement are binding only upon the assets and property of Fund and not upon any trustee, officer of shareholder of Fund individually.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers.

STATE STREET BANK AND TRUST                  MEMBERS MUTUAL FUNDS
COMPANY


By:  /s/ Ken Bergeron                        By:  /s/ Mary Hoffmann
Title:  Sr. Vice President                     Title:  Treasurer

                    EXHIBIT B--REUTERS DATA SERVICE AGREEMENT

The undersigned acknowledges and agrees that some of the data being provided in the service by State Street to Fund contains information supplied to State Street by Reuters America Inc. ("Reuters") (the "Data"). Fund agrees that:

         (i) although Reuters makes every effort to ensure the accuracy and reliability of the Data, Fund acknowledges that Reuters, its employees, agents, contractors, subcontractors, contributors and third party providers will not be liable for any loss, cost or damage suffered or incurred by Fund arising out of any fault, interruption or delays in the Data or out of any inaccuracies, errors or omissions in the Data however such faults, interruptions, delays, inaccuracies, errors or omissions arise, unless due to the gross negligence or willful misconduct of Reuters;

         (ii) it will not transfer, transmit, recirculate by digital or analogue means, republish or resell all or part of the Data; and

         (iii) certain parts of the Data are proprietary and unique to Reuters.

The undersigned further agrees that the benefit of this clause will inure to the benefit of Reuters.




MEMBERS Mutual Funds


By:    /s/ Mary Hoffmann
Title:  Treasurer
Date:  October 27, 2000

                                   SCHEDULE A

MEMBERS Mutual Funds

                                 Exhibit (m)(3)

                              MEMBERS MUTUAL FUNDS
                               SUPPLEMENT NO. 2 TO
                                  SERVICE PLAN
                                 CLASS A SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Service Plan (the "Plan") states that the Plan shall also apply to the Class A Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its December 6, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Mid-Cap Stock Fund as part of the Plan.

D. The Service Plan is hereby supplemented to include the Mid-Cap Stock Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Service Plan as of February 15, 2001.


                                 MEMBERS MUTUAL FUNDS



                                 By:  /s/ Lawrence R. Halverson
                                          Lawrence R. Halverson
                                          President

                                 Exhibit (m)(6)

                              MEMBERS MUTUAL FUNDS
                               SUPPLEMENT NO. 2 TO
                                DISTRIBUTION PLAN
                                 CLASS B SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Distribution Plan (the "Plan") states that the Plan shall also apply to the Class B Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its December 6, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Mid-Cap Stock Fund as part of the Plan.

D. The  Distribution  Plan is hereby  supplemented  to include the Mid-Cap Stock
Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Distribution Plan as of February 15, 2001.


                                 MEMBERS MUTUAL FUNDS



                                 By:  /s/ Lawrence R. Halverson
                                          Lawrence R. Halverson
                                          President

                                 Exhibit (m)(9)

                              MEMBERS MUTUAL FUNDS
                               SUPPLEMENT NO. 2 TO
                                  SERVICE PLAN
                                 CLASS D SHARES


A. MEMBERS Mutual Funds (the "Fund") is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

B. Paragraph B of the Service Plan (the "Plan") states that the Plan shall also apply to the Class D Shares of any other Fund as shall be designated from time to time by the board of trustees of the Trust (the "Board") in any supplement to the Plan.

C. At its December 6, 2000 meeting, the Board of Trustees approved supplementing the Plan to include the Mid-Cap Stock Fund as part of the Plan.

D. The Service Plan is hereby supplemented to include the Mid-Cap Stock Fund.

         IN WITNESS WHEREOF, MEMBERS Mutual Funds has adopted this Supplement to the Service Plan as of February 15, 2001.


                                 MEMBERS MUTUAL FUNDS



                                 By:  /s/ Lawrence R. Halverson
                                          Lawrence R. Halverson
                                          President

                                 Exhibit (p)(1)

                               MEMBERS MUTUAL FUND
                                 CODE OF ETHICS
                                  June 1, 2000


I.       INTRODUCTION

         MMF is a registered investment company. The investment adviser for the Fund is CIMCO Inc. The Investment Company Act of 1940 ("Act") requires the Fund to adopt a written code of ethics that governs the Fund's "access persons" as defined by the Act. This code is intended to meet this requirement. All Fund access persons are held to high ethical standards. These high ethical standard include the following principles:

         A.       At all times to place the interest of clients first;

         B. All personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility;

         C.       Never take inappropriate advantage of their positions;

         D. To act with integrity, competence, dignity and in an ethical manner when dealing with the public, clients, prospects, employers, employees;

         E.       Strive to maintain and improve  competence in the  profession;
                  and

         F.       Use  of   reasonable   care  and  exercise   independent   and
                  professional judgment.

II.      PERSONAL TRADING

         In addition to the general principles stated above, federal securities laws impose certain standards on the personal trading activities of all market participants. In particular, all investors are precluded from engaging in insider trading or tipping. Additionally, mutual fund and investment advisor employees and/or access persons are subject to additional regulations that address potential conflicts arising from their personal investment activities. This Code of Ethics describes these standards and regulations. If you have any questions about this Code of Ethics or a specific transaction please contact a member of the Compliance Committee.

         A.       Persons covered.

                  The "access persons" of the Fund as defined by the Act are covered by this Code. "Access persons" will be identified by the Compliance Committee and informed of their obligations under this Code.
         B.       Prohibitions.

                  Access Persons are prohibited from doing the following for any transaction or account in which they have, or may acquire, any direct or indirect beneficial ownership interest and over which transaction the Access Person has direct or indirect control:

                  1.       Purchasing   any  securities  in  an  initial  public
                           offering;

                  2. Purchasing any securities on the Restricted List (the Restricted List is described later in this policy);

                  3. Profiting in the purchase and sale or sale and purchase of the same security within 60 calendar days;

                  4. Receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of the Funds and no gifts should be received at a person's residence;

                  5. Serving on the board of directors of a publicly traded company;

                  6.       Acquiring   any  security  in  a  private   placement
                           transaction;

                  7. Trading on material, nonpublic information (If you have any questions whether information is material or nonpublic, we strongly recommend that you do not trade. If for some reason you still believe it is appropriate to trade, we require that you discuss this matter with the Compliance Committee.); and

                  8.       Tipping   -    communicating    nonpublic    material
                           information to others.

         C.       Procedures.

                  Access Persons must do the following:

                  1. Complete quarterly personal securities transaction reports. The Legal Department will distribute the reports quarterly. The reports must be completed and returned to the Legal Department within ten days after the end of each quarter.

                  2. Acknowledge in writing your receipt, review and understanding of this Code of Ethics.

                  3.       Certify  annually  that  you have  complied  with the
                           requirements   of  this  Code  of  Ethics   and  have
                           disclosed all personal security transactions.

                  4. Obtain preclearance from a member of the Compliance Committee of all personal security transactions before making the transaction on the form attached as Exhibit A. The Compliance Committee will issue a response within one business day. The clearance will be effective for five business days.

                  5.       Disclose  all   personal   security   holdings   upon
                           commencement of employment and thereafter on an annual basis.

                  6. Provide duplicate brokerage confirmation statements to the Compliance Committee.

         D.       Exemptions.

                  1. The following investments are not subject to the prohibitions set forth in Section II(B)and (C):

                           a. Securities issued by the government of the United States or its agencies;

                           b.       Bank certificates of deposit;

                           c. Shares of registered open-end investment companies;

                  2. The independent Trustees of the mutual funds and the independent directors of CIMCO are not subject to the preclearance procedure described in section II. C. 4.

                  3. Purchases or sales of securities for an account over which an Access Person has no direct control and does not exercise indirect control are not subject to sections II.B.2., II.B.3., and II.C.4. The Committee may require additional documentation in connection with this exemption.

                  4.       Any  other  transaction   specifically   approved  in
                           writing by the Compliance Committee.

III.     Miscellaneous.

         A.       Restricted List.

                  A designated CIMCO employee will maintain the restricted list. The restricted list will include all stocks for which CIMCO has a pending buy or sell order (excepted as described below). A stock will remain on the restricted list for seven calendar days after the trade is executed or withdrawn. Anyone who purchases a stock while it is on the restricted list will be directed to sell the stock and disgorge any profits to the United Way of Dane County. Additionally, all portfolio managers are prohibited from buying or selling stock within seven (7) days before a portfolio he/she manages trades in that stock. Issues of stocks with a market capitalization of more than $50 billion will not be included on the restricted list. However, if there is any question as to an issuer's market capitalization exceeding $50 billion, the designated employee is directed to include it on the list.

         B.       Private Placement Information.

                  A watch list will be maintained by a designated CIMCO employee. The Watch List will include companies for which the private placement section has current material, nonpublic information. A company will be removed from the Watch List when the designated employee determines the information is no longer material, nonpublic information. The designated employee will also maintain a locked file system to house the material, nonpublic information. The designated employee will control access to the locked filing system.

         C.       The Compliance Committee.

                  The Compliance Committee shall consist of three members. One member shall be appointed by the President of CIMCO; one member shall be appointed by the head of internal auditing; and one member shall be appointed by the general counsel.

         D.       Incorporation of Sub-Adviser's Code of Ethics.

                  The provisions of each investment sub-adviser's code of ethics (i.e., the code of ethics of Investment Advisers, Inc., Lazard Asset Management, and Massachusetts Financial Services Company (collectively, "sub-advisers")), which are attached as Appendices A, B and C, are incorporated by reference as the Fund's Code applicable to the sub-adviser's employees that are access persons of the Fund.

         E.       Quarterly Audits.

                  A person designated by the head of internal auditing shall conduct an audit within the month following the end of each quarter to review compliance with this Code of Ethics. The audit will review quarterly reports of personal securities transactions and compare personal trades to the restricted list. The results of the audit will be presented to the members of the Compliance Committee.

         F.       Sanctions.

                  Any violation of this Code of Ethics may subject the person to a recommendation by the Compliance Committee which calls for disciplinary action, dismissal, disgorgement of profits, divestiture of stock, or other appropriate sanctions as determined by the Compliance Committee.

         G.       Reports.

                  The Compliance Committee will report to the Boards of Directors of the Fund. The reports will include any violations of this policy which required significant remedial action and will contain recommendations for changes, if any, in this policy.

         H.       Amendment.

                  The Board of Directors may materially amend this policy from time to time. Non-material amendments may be made by written notice of the Compliance Committee.

                                 Exhibit (p)(2)

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                    MFS FUNDS
                             STATEMENT OF POLICY ON
                        PERSONAL SECURITIES TRANSACTIONS
                                (Code of Ethics)

                      As Adopted by the MFS Audit Committee
              and the Boards of Trustees/Managers of the MFS Funds
                        Effective as of September 1, 2000

         As an investment advisory organization with substantial responsibilities to clients, Massachusetts Financial Services Company ("MFS") has an obligation to implement and maintain a meaningful policy governing the securities transactions of its Directors, officers and employees ("MFS representatives")1. In addition, each of the investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to which MFS, or a subsidiary of MFS, acts as investment adviser (collectively, the "MFS Funds") is required to adopt such a policy governing the securities transactions of its Trustees and officers ("Fund representatives"). Accordingly, this policy has been adopted by the MFS Audit Committee and by each of the MFS Funds. This policy is intended to minimize conflicts of interest, and even the appearance of conflicts of interest, between members of the MFS organization and its clients in the securities markets as well as to effect compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended. This policy inevitably will restrict MFS representatives in their securities transactions, but this is the necessary consequence of undertaking to furnish investment advice to clients or serving as a Fund representative. In addition to complying with the specific rules, all MFS representatives and Fund representatives must be sensitive to the need to recognize any conflict, or the appearance of conflict, of interest whether or not covered by the rules. When such situations occur, the interests of the MFS Funds and MFS' other clients must supersede the interest of MFS representatives and Fund representatives.

         1. General Fiduciary Principles. All personal investment activities conducted by MFS representatives and Fund representatives are subject to compliance with the following principles: (i) the duty at all times to place the interests of MFS' clients first; (ii) the requirement that all personal securities transactions be conducted consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (iii) the fundamental standard that MFS representatives and Fund representatives should not take inappropriate advantage of their positions.

         2. Applicability of Restrictions and Procedures.

         Categories of Personnel. In recognition of the different circumstances surrounding each MFS representative's employment, various categories of representatives are subject to different restrictions under this Code of Ethics. For purposes of applying this Code of Ethics, MFS representatives and Fund representatives are divided into the general categories of Portfolio Managers, Investment Personnel, Access Persons2 and Non-Access Persons, as each such term is defined in Appendix A to this Code of Ethics, as amended from time to time by the MFS Audit Committee and the MFS Funds. Any Fund representative who is also an MFS representative shall be subject to all requirements applicable to MFS representatives.

                  Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons.

         Beneficial Ownership. The requirements of this Code of Ethics apply to any account in which an MFS representative or Fund representative has (i) "direct or indirect beneficial ownership" or (ii) any "direct or indirect influence or control." Under applicable SEC interpretations, such "beneficial ownership" includes accounts of a spouse, minor children and dependent relatives resident in the MFS representative's or Fund representative's house, as well as any other contract, relationship or other arrangement which results in an opportunity for an MFS representative or Fund representative to profit or share profits from a transaction in securities.3

         Securities. As used in this Code of Ethics, the term "securities" includes not only publicly traded equity securities, but also privately issued equity securities, limited partnership interests, shares of closed-end funds, fixed income securities (including municipal bonds and many types of U.S. Government securities), futures, options, warrants, rights, swaps, commodities and other similar instruments. Moreover, the restrictions of this Code of Ethics apply to transactions by Access Persons involving securities and other instruments related to, but not necessarily the same as, securities held or to be acquired on behalf of an MFS client. (See Section 7 for certain exceptions)

3.       Restrictions on Personal Securities Transactions.

                  All Access Persons. No Access Person shall trade in any security which is subject to a pending "buy" or "sell" order, or is being considered for purchase or sale4, for a client of MFS until the second business day after such order is executed or withdrawn or such a transaction is no longer being considered. In addition, no Access Person shall trade in any security until the third business day after a research note with respect to such security has been issued or revised.

                  Investment Personnel. In addition, no Investment Personnel shall trade in any security after an MFS client trades in such security or such security has been considered for purchase or sale on behalf of an MFS client until: (i) the second business day following such trade or consideration (in the case of a proposed trade by an Investment Personnel in the same direction as the MFS client); or (ii) the eighth calendar day thereafter (in the case of a proposed trade by an Investment Personnel in the opposite direction from the MFS client's trade).

                  Portfolio Managers. No Portfolio Manager shall trade in any security within at least seven calendar days before or after an MFS client whose account he or she manages trades in such security or such security has been considered for purchase or sale on behalf of such an MFS client. Portfolio Managers shall not be permitted to sell for their own account securities that are held in an MFS client account that he or she manages. Any Portfolio Manager who feels inequitably burdened by this restriction may present a written request for an exemption from the MFS Equity Management Committee.5 The Committee may, in its sole discretion, grant appropriate exceptions where warranted by special facts and circumstances (e.g. selling securities to settle an estate or to acquire a residence).

                  Disgorgement of Profits; Confidentiality. Any profits realized on trades within these proscribed periods must be disgorged to the affected MFS client or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. In addition, no MFS representative shall provide any information about such transaction or recommendation to any person other than in connection with the proper execution of such purchase or sale for an MFS client's account.

                  Short Sales. No Access Person shall effect a short sale in any securities held in a portfolio managed by MFS.


                  Options and Futures Transactions. Access Persons may purchase (to open) and sell (to close) call and put options and futures contracts on securities, subject to the preclearance and other requirements of this Code of Ethics; however, an Access Person may neither buy a put option nor write (sell to open) options and futures contracts, in each case on any security held in a portfolio managed by MFS. In the case of purchased put and call options, the preclearance of the exercise of such options as well s their purchase and sale, is required. Preclearance of the exercise of purchased put and call options shall be requested on the date before the proposed exercise or, if notice to the writer of such options is required before the proposed exercise date, the date before notice is proposed to be given, setting forth the proposed exercise date as well as the proposed notice date.6 Purchases and sales of options or futures contracts to "close out" existing options or futures contracts must be precleared.7

                  Initial Public Offerings. The purchase by Access Persons of securities (other than securities of registered open-end investment companies) offered at fixed public offering price by underwriters or a selling group is prohibited8. Rights (including rights purchased to acquire an additional full share) issued in respect of securities any Access Persons owns may be exercised, subject to preclearance; the decision whether or not to grant preclearance shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being or was offered to the individual by virtue of his or her position with MFS.

                  Private Placements. Any acquisition by Access Persons of securities issued in a private placement is subject to prior approval with the Compliance Department in consultation with the Legal Department and other appropriate parties. The decision whether or not to grant approval shall take into account, among other factors, whether the investment opportunity should be reserved for an MFS client and whether the investment opportunity is being offered to the individual by virtue of his or her position with MFS. Investment Personnel who have been approved to acquire securities in a private placement are required to disclose that investment when they play a part in any subsequent consideration of an investment in the issuer for an MFS client. In such circumstances, the decision to purchase securities of the issuer for the MFS client shall be subject to an independent review by Investment Personnel with no personal interest in the issuer.

         Note: Acquisitions of securities in private placements by country clubs, yacht clubs, restaurants and other similar entities need not be pre-approved, but are subject to the reporting, disclosure and independent review requirements.

         Prohibition on Short-Term Trading Profits. All Investment Personnel are prohibited from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days. Any profits realized on such short-term trades must be disgorged to the affected MFS client (if any) or, in the event that the amount to be disgorged is relatively minor or difficult to allocate, to charity. This restriction on short-term trading profits shall not apply to transactions exempt from preclearance requirements, as described in
         Section 7 below.

         It is expected that all MFS representatives will follow these restrictions in good faith and conduct their personal trading in keeping with the intended purpose of this Code of Ethics. Any individual should feel free to take up with the MFS Audit Committee any case in which he or she feels inequitably burdened by these policies.9 The MFS Audit Committee may, in its sole discretion, grant appropriate exceptions from the requirements of this Code of Ethics where warranted by applicable facts and circumstances.

         4. Preclearance Requirements. In order to facilitate compliance with this Code of Ethics, preclearance requests must be made and approved before any transaction may be made by an Access Person or for any other account beneficially owned by an Access Person. A preclearance request in the form set forth in MFS' automated Code of Ethics system, as amended from time to time, should be completed and submitted electronically for any order for an Access Person's own account or one described in Section 2 above, or, in the case of an Access Person who wishes to preclear while outside of the Boston area, should either: (i) be completed in the form attached hereto, as amended from time to time, signed and submitted by facsimile machine, to the Compliance Department; or (ii) be submitted by telephone call to the Compliance Department. Any preclearance request received before 3:00 p.m. on a business day will be responded to as soon as available on the following business day. Preclearance requests will be reviewed by Equity and Fixed Income Department personnel who will be kept apprised of recommendations and orders to purchase and sell securities on behalf of MFS clients, the completion or cancellation of such orders and the securities currently held in portfolios managed by MFS. Their advice will be forwarded to the Compliance Department.

         Maximum Number of Preclearance Requests. The preclearance process imposes significant burdens on the investment and administrative departments within MFS. Accordingly, no Access Person may submit more than twenty (20) preclearance requests in any calendar quarter. In special circumstances the MFS Audit Committee may, in its sole discretion, grant temporary exceptions from this restriction where warranted by applicable facts and circumstances.10

         An Access Person who obtains electronic or written notice from the Compliance Department indicating consent to an order which the Access Person proposes to enter for his or her own account or one described in Section 2 above may execute that order only on the day when such notice is received unless otherwise stated on the notice. Such notices will always be electronic or in writing; however, in the case of an Access Person who wishes to preclear a transaction while outside the Boston area, the Compliance Department will also provide oral confirmation of the content of the written notice.

         Preclearance requests may be denied for any number of appropriate reasons, most of which are confidential. For example, a preclearance request for a security that is being considered for purchase or sale on behalf of an MFS client may be denied for an extended period. Accordingly, an Access Person is not entitled to receive any explanation or reason if his or her preclearance request is denied, and repetitive requests for an explanation by an Access Person will be deemed a violation of this Code of Ethics.

         Securities Subject to Automatic Purchases and Sales for MFS Clients. Certain MFS funds and institutional accounts are managed such that the securities held in such portfolios are regularly purchased or sold on an equal proportionate basis so as to preserve specified percentage weightings of such securities across such portfolios. Requests to preclear purchases of securities held in such portfolios will be denied. Requests to sell such securities may be granted, subject to the standard preclearance requirements.

         Gifts and Transfers. A gift or transfer shall be excluded from the preclearance requirements provided that the recipient represents in writing that he, she, they or it has no present intention of selling the donated security.

         MFS Closed-End Funds. All transactions effected by any MFS representative in shares of any closed-end fund for which MFS or one of its affiliates acts as investment adviser shall be subject to preclearance and reporting in accordance with this Code of Ethics. Non-Access Persons are exempt from the preclearance and reporting requirements set forth in this Code of Ethics with respect to transactions in any other type of securities, so long as they have not received any information about any particular investment recommendation or executed or proposed transaction for any MFS client with respect to such security.

         5. Duplicate Confirmation Statement Requirement. In order to implement and enforce the above policies, every Access Person shall arrange for his or her broker to send MFS duplicate copies of all confirmation statements issued with respect to the Access Person's transactions and all periodic statements for such Access Person's securities accounts (or other accounts beneficially owned by such Access Person). The Compliance Department will coordinate with brokerage firms in order to assist Access Persons in complying with this requirement.

         6. Reporting Requirement. Each Access Person shall report on or before the tenth day of each calendar quarter any securities transactions during the prior quarter in accounts covered by Section 2 above. Employees who fail to complete and file such quarterly reports on a timely basis will be reported to the MFS Audit Committee and will be subject to sanctions. Reports shall be reviewed by the Compliance Department.

         Any reports filed by a "Disinterested Trustee" (as such term is defined in Section 12 below) shall be reviewed by the Secretary of the Fund. If the Secretary of the Fund determines that a violation of this Code of Ethics may have occurred, he shall submit the pertinent information to counsel for the Disinterested Trustees. Such counsel shall determine whether a material violation of this Code of Ethics may have occurred, after considering all available exemptions and providing the Disinterested Trustee involved with an opportunity to supply additional information regarding the transaction in question. If such counsel determines that a material violation of this Code of Ethics has occurred, they shall so advise the Chairman or President of the Fund and an ad hoc committee consisting of the Disinterested Trustees of the Fund, other than the involved Disinterested Trustee, and shall provide the committee with a report of the matter, including any additional information supplied by the involved Disinterested Trustee. The committee may impose such sanctions as it deems appropriate.

In filing the reports for accounts within these rules, please note:

         (i) Each Access Person must file a report for every calendar quarter even if he or she had no reportable transactions in that quarter; all such reports shall be completed and submitted in the form set forth in MFS' automated Code of Ethics system.

         (ii) Reports must show any sales, purchases or other acquisitions or dispositions, including gifts, exercises of conversion rights and exercises or sales of subscription rights. See
                  Section 7 below for certain exceptions to this requirement.

         (iii Reports will be treated confidentially unless a review of particular reports with the representative is required by the MFS Audit Committee or for legal or compliance purposes.

         (v)   Reports   are  made   available   for  review  by  the  Board  of
         Trustees/Managers of the MFS Funds company clients upon their request.

         Note: Any Access Person who maintains all of his or her personal securities accounts with one or more broker-dealer firms that send confirmation and periodic account statements in an electronic format approved by the Compliance Department, and who arranges for such firms to send such statements (no less frequently than quarterly) required by
         Section 5 above, shall not be required to prepare and file the quarterly reports required by this Section 6. However, each such Access Person shall be required to verify the accuracy and completeness of all such statements on at least an annual basis.

         7.       Certain Exceptions.

         Mutual Funds. Transaction in shares of any of the open-end investment companies, including funds for which the MFS organization is investment adviser, need not be precleared or reported.

         Closed-End Funds. Automatic reinvestments of distributions of closed-end funds advised by MFS pursuant to dividend reinvestment plans of such funds need only be reported. All other closed-end fund transactions must be precleared and reported.

         MFS and Sun Life Common Stock. Transactions in shares of stock of MFS need not be precleared or reported. Note, however, that transactions in shares of stock of Sun Life Financial Services of Canada Inc. are subject to preclearance with the Compliance Department.

Large Capitalization Stocks. Transactions in securities issued by companies with market capitalizations of at least $5 billion generally will be eligible for automatic preclearance (subject to certain exceptions), but must be reported and are subject to post-trade monitoring. The Compliance Department will maintain a list of issuers that meet this market capitalization requirement. A preclearance request for a large capitalization company will be denied whenever deemed appropriate.

U.S. Government  Securities.  Transactions in U.S. Treasury securities and other
U.S. Government obligations (including options and futures contracts and other derivatives with respect to such securities) need not be precleared or reported.

Dividend Reinvestment Plans. Automatic reinvestments of dividends in shares of common stock of public companies often are eligible for an exemption from preclearance. Any requests for exemptions should be directed to the Compliance Department.

         Other Exceptions. Transaction in money market instruments and in options on broad-based indices need not be precleared, although such transactions must be reported. The types of instruments and indices that are eligible for this exception are constantly developing; the Compliance Department maintains the definitive list of eligible instruments and indices. In addition, the following types of transactions need not be precleared or reported: (i) stock dividends and stock splits; (ii) foreign currency transactions; and (iii) transactions in real estate limited partnership interests. For other exceptions from preclearance or reporting, an MFS representative may contract the Compliance Department.

         8. Disclosure of Personal Securities Holdings. All Access Persons are required to disclose all personal securities holdings within 10 days after becoming an Access Person (i.e. upon commencement of employment with MFS or transfer within MFS to an Access Person position) and thereafter on an annual basis. Reports shall be reviewed by the Compliance Department.

         9. Gifts, Entertainment and Favors. MFS representatives must not make business decisions that are influenced or appear to be influenced by giving or accepting gifts, entertainment or favors. Investment Personnel are prohibited from receiving any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of MFS or its clients. Invitations to an occasional meal, sporting event or other similar activity will not be deemed to violate this restriction unless the occurrence of such events is so frequent or lavish as to suggest an impropriety.

         10. Service as a Director. All MFS representatives are prohibited from serving on the boards of directors of commercial business enterprises, absent prior authorization by the Management Committee based upon a determination that the board service would be consistent with the interests of MFS' clients. In the relatively small number of instances in which board service is authorized, MFS representatives serving as directors may be isolated from other MFS representatives through "Chinese Wall" or other appropriate procedures.

         11. Certification of Compliance with Code of Ethics. All MFS representatives and Fund representatives (including Non-Access Persons) shall be required to certify annually that (i) they have read and understand this Code of Ethics and recognize that they are subject to its requirements applicable to them and (ii) they have complied with all requirements of this Code of Ethics applicable to them, and (in the case of Access Persons) have reported all personal securities transactions (whether pursuant to quarterly reports from the representative or duplicate confirmation statements and periodic reports from the representative's broker-dealer) required to be reported pursuant to this Code of Ethics. This certification shall apply to all accounts beneficially owned by an MFS representative or Fund representative.

         12. Boards of Trustees/Managers of MFS Funds. Any material amendment to this Code of Ethics shall be subject to the approval of each of the Boards of Trustees/Managers (including a majority of the Disinterested Trustees/Managers on each such Board) of each of the MFS Funds. In addition, on at least an annual basis, MFS shall provide each such Board with a written report that: (i) describes issues that arose during the preceding year under this Code of Ethics, including without limitation information about any material violations of this Code of Ethics and any sanctions imposed with respect to such violations; and
(ii) certifies to each such Board that MFS has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

         Notwithstanding any provision to the contract in this Code of Ethics, any Trustee/Manager of an MFS Fund who is not an "interested person" of such fund within the meaning of Section 2(a)(19) of the Investment Company Act (each a "Disinterested Trustee") shall not be subject to any of the requirements set forth in Sections 3, 4, 5, 8, 9, 10 or 11 of this Code of Ethics. In addition, any Disinterested Trustee shall not be subject to the reporting requirements set forth in Section 6 of this Code of Ethics, except with respect to securities transactions with respect to which such Disinterested Trustee knew or, in the ordinary course of fulfilling his or her official duties as a Trustee, should have known that during the 15-day period immediately before or after the Trustee's transaction in such security, such security was purchased or sold, or considered for purchase or sale, for an MFS Fund.

         13. Sanctions. Any trading for an MFS representative's or Fund representative's account which does not evidence a good faith effort to comply with these rules will be subject to review by the MFS Audit Committee or, in the case of Disinterested Trustees, by an ad hoc committee in the manner described in Section 6 above. If the Audit Committee or such ad hoc committee, as applicable, determines that a violation of this Code of Ethics or its intent has occurred, it may impose such sanctions as it deems appropriate including forfeiture of any profit from a transaction and/or termination of employment. Any violations resulting in sanctions will be reported to the Boards of Trustees/Managers of the MFS Funds and will be reflected in the MFS' compliance files.

                                   APPENDIX A

CERTAIN DEFINED TERMS


         As used in this Code of Ethics, the following shall terms shall have the meanings set forth below, subject to revision from time to time by the MFS Audit Committee and MFS Funds:

         Portfolio Managers -- employees who are authorized to make investment decisions for a mutual fund or client portfolio. Note: research analysts are deemed to be Portfolio Managers with respect to the entire portfolio of any fund managed collectively by a committee of research analysts (e.g. MFS Research Fund) except that, for purposes of the restriction on sales of securities held in a managed client account set forth in Section 3, analysts are deemed to be Portfolio Managers only with respect to portfolio securities within the industry they cover.

         Investment Personnel -- all Portfolio Managers as well as research analysts, traders and other members of the Equity Trading, Fixed Income and Equity Research Departments, and other MFS representatives who have access to confidential portfolio information.

         Access Persons - all Fund representatives (see Section 12 for certain exceptions), Portfolio Managers, Investment Personnel and other members of the following departments or groups: Institutional Advisors; Compliance; Internal Audit; Fund Treasury; Investment Operations; Investment Communications; and Technology Services & Solutions ("TS&S") (excluding, however, certain TS&S employees who are employed at Lafayette Corporate Center and certain TS&S employees who may be specifically excluded by the Compliance or Legal Departments); also included are members of the MFS Management Group, the MFS Administrative Committee and the MFS Operations Committee. In certain instances, other MFS employees, non-employee consultants and other independent contractors may be deemed Access Persons and therefore be subject to some or all of the requirements set forth in this Code of Ethics.

         Non-Access Persons -- all employees of the following departments or groups: Corporate Communications; Corporate Finance; Facilities Management; Human Resources; Legal; MFS Service Center, Inc. (other than TS&S employees who are employed at 500 Boylston Street); Retired Partners; Travel and Conference Services; the International Division; MFS International Ltd.; MFS Fund Distributors, Inc.; and MFS Retirement Services, Inc. Note: Any Non-Access Person who receives any information about any particular investment recommendation or executed or proposed transaction for any MFS client is required to comply with all preclearance and other requirements of this Code of Ethics applicable to Access Persons. Any Non-Access Person who regularly receives such information will be reclassified as an Access Person. In addition, transactions in shares of the MFS closed-end funds by all MFS representatives are subject to all such preclearance and reporting requirements (see Section 4 of this Code of Ethics).

                         PERSONAL SECURITIES TRASACTION
                              PRECLEARANCE REQUEST

                         [Only For Use by MFS Employees
                             Not Located In Boston]

                                    Date: ,

All transactions must be precleared, regardless of their size, except those in certain specific categories of securities that are exempted under the MFS Code of Ethics. If necessary, continue on the reverse side. Please note that special rules apply to the preclearance of option and futures transactions. If the transaction is to be other than a straightforward sale or purchase of securities, mark it with an asterisk and explain the nature of the transaction on the reverse side. Describe the nature of each account in which the transaction is to take place, i.e., personal, spouse, children, charitable trust, etc.

                                      SALES

 CUSIP/TICKER         AMOUNT OR                BROKER           NATURE* OF
 SECURITY             NO. OF SHARES                             ACCOUNT




                                    PURCHASES




I represent that I am not in possession of material non-public information concerning the securities listed above or their issuer. If I am an MFS access person charged with making recommendations to MFS with respect to any of the securities listed above, I represent that I have not determined or been requested to make a recommendation in that security except as permitted by the MFS Code of Ethics.


                                    Signature and Date


                                    Name of MFS Access Person
                                    (please print)

* Check if you wish to claim that the reporting of the account or the securities transaction shall not be construed as an admission that you have any direct or indirect beneficial ownership in such account or securities.

Explanatory Notes: This form must be filed by 3:00 p.m. on the business day prior to the business day on which you wish to trade and covers all accounts in which you have an interest, direct or indirect. This includes any account in which you have "beneficial ownership" (unless you have no influence or control over it) and non-client accounts over which you act in an advisory or supervisory capacity. No trade can be effected until approval from the Compliance Department has been obtained.


         1 Employees of MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Retirement Services, Inc., MFS International Ltd., MFS International (U.K.) Ltd., MFS Service Center, Inc., Vertex Investment Management Inc. and MFS Heritage Trust Company also are covered by this Code of Ethics.

         2 Note that all Portfolio Managers also are Investment Personnel and Access Persons, and that all Investment Personnel also are Access Persons.

         3 NOTE: The exception for accounts with respect to which an MFS representative or Fund representative lacks "direct or indirect influence or control" is extremely narrow, and should only be relied upon in cases which have been pre-approved in writing by Stephen E. Cavan or Robert T. Burns of the Legal Department. Certain "blind trust" arrangements approved by the Legal Department may be excluded from the preclearance (but not the quarterly reporting) requirements of this Code of Ethics. Requests for pre-approval of "blind trusts" should be reviewed first with the Compliance Department.

         4 A security is deemed to have been "considered for purchase or sale" when a recommendation to purchase or sell such security has been made and communicated to a portfolio manager and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

         5 Any request for an exemption should be reviewed first with the Compliance or Legal Department.

         6 Access Persons not that this requirement may result in their not being allowed to exercise an option purchased by them on the exercise date they desire, and in the case of a "European" option on the only date on which exercise is permitted by the terms of the option.

         7 Access Persons should note that as a result of this requirement, they may not be able to obtain preclearance consent to close out an option or futures contract before the settlement date. If such an option or futures contract is automatically closed out, the gain, if any, on such transaction will be disgorged in the manner described above.

         8 The reason for this rule is that it precludes any possibility that Access Persons might use MFS' clients' market stature as a means of obtaining for themselves "hot" issues which otherwise might not be offered to them. In addition, this rule eliminates the possibility that underwriters and selling group members might seek by this means to gain favor with individuals in order to obtain preferences from MFS.

         9 Any request for an exemption should be reviewed first with the Compliance or Legal Department. 10 Any request for an exception should be reviewed first with the Compliance or Legal Department.

                          Exhibit - Powers of Attorney

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.


                                 /s/ Gwendolyn M. Boeke
                                 Gwendolyn M. Boeke

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                 /s/ Alfred L. Disrud
                                 Alfred L. Disrud

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                 /s/ Thomas C. Watt
                                 Thomas C. Watt

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                 /s/ Michael S. Daubs
                                 Michael S. Daubs

                            LIMITED POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, a Trustee of the MEMBERS Mutual Funds (the "Fund"), a business trust duly organized under the laws of the State of Delaware, do hereby appoint, authorize, and empower Kevin
S. Thompson, Steve R. Suleski, or Faye A. Patzner, severally, as my attorney and agent, for me and in my name as a Trustee of the Fund on behalf of the Fund or otherwise with full power to review, execute, deliver and file with the Securities and Exchange Commission all necessary post-effective amendments to Form N-1A filed by the Fund, File No. 333-29511 and 811-08261, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS my hand and seal this 6th day of December, 2000.

                                 /s/ Lawrence R. Halverson
                                 Lawrence R. Halverson